OAKMARK FUNDS

THIRD QUARTER REPORT | JUNE 30, 2018

OAKMARK FUND

OAKMARK SELECT FUND

OAKMARK EQUITY AND INCOME FUND

OAKMARK GLOBAL FUND

OAKMARK GLOBAL SELECT FUND

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Oakmark Funds

2018 Third Quarter Report

TABLE OF CONTENTS

Commentary on Oakmark and Oakmark Select Funds	1
Oakmark Fund
Summary Information	4
Portfolio Manager Commentary	5
Schedule of Investments	6
Oakmark Select Fund
Summary Information	10
Portfolio Manager Commentary	11
Schedule of Investments	12
Oakmark Equity and Income Fund
Summary Information	14
Portfolio Manager Commentary	15
Schedule of Investments	17
Oakmark Global Fund
Summary Information	24
Portfolio Manager Commentary	25
Schedule of Investments	27
Oakmark Global Select Fund
Summary Information	30
Portfolio Manager Commentary	31
Schedule of Investments	32
Commentary on Oakmark International and Oakmark International Small Cap Funds	34
Oakmark International Fund
Summary Information	36
Portfolio Manager Commentary	37
Schedule of Investments	38
Oakmark International Small Cap Fund
Summary Information	42
Portfolio Manager Commentary	43
Schedule of Investments	44
Disclosures and Endnotes	47
Trustees and Officers	49

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate", "may", "will", "expect", "believe",

"plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Oakmark.com

Oakmark and Oakmark Select Funds  June 30, 2018

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakmx@oakmark.com
oaklx@oakmark.com
oakwx@oakmark.com

At Oakmark, we are long-term investors. We attempt to identify growing businesses that are managed to benefit their shareholders. We will purchase stock in those businesses only when priced substantially below our estimate of intrinsic value. After purchase, we patiently wait for the gap between stock price and intrinsic value to close.

"My own thinking has changed drastically from 35 years ago when I was taught to favor tangible assets and to shun businesses whose value depended largely on economic goodwill."

-Warren Buffett1

If you were paging through Value Line2 in February looking for cheap stocks, it would have been easy to skip right past Gartner. Value Line says, "Gartner Inc. is the world's leading information technology research and advisory company..." You would have quickly seen that it is a database-driven, asset-light business that would be expected to command a higher than market P/E ratio.3 Despite the stock falling from $142 to $119, its P/E was still 31 times expected 2018 earnings and its book value was only $2 per share. Gartner didn't look like a value stock and, in fact, it was even included in the Russell 1000 Growth Index.4 But last quarter we bought it for the Oakmark Fund. So, it's fair to ask: has Oakmark changed, or does Gartner somehow meet our value criteria?

A closer look reveals that Gartner stock fell when management opted to substantially increase selling and marketing expenses to pursue accelerated organic growth, which in turn decreased the company's reported earnings. The way GAAP (generally accepted accounting principles) works, because the future benefit of a marketing expense is uncertain, the cost is immediately expensed. But at a company like Gartner, these marketing expenses could easily be seen as long-term investments in company growth. That's because a Gartner customer tends to remain with the company for a long time—a little more than six years, on average. So we adjusted the sales and marketing expenses to reflect a six-year life, just like GAAP would treat the purchase of a machine that was expected to last six years. With that one adjustment, Gartner's expected EPS5 increased by almost $3. Using our adjusted earnings, which we believe reflect a more realistic view of those intangible assets, Gartner appears to be priced as just an ordinary company. And, as we have said many times, buying an extraordinary company at an ordinary price is value investing at its finest.

Throughout Oakmark's history, we've been on the lookout for situations where GAAP obscures economic value. Though value investing has always implied buying at a discount to value, the early descriptions of value relied more on assets than earnings. In 1934, Ben Graham and David Dodd wrote Security Analysis,6 which was quickly adopted as the Bible of value investing. In it, Graham explains his idea of only investing when he had a "margin of safety:" he only purchases a stock when it is priced at a large discount to a company's intrinsic value. The concept remains a core principle of value investing today, even though the idea is almost 100 years old. Then, influenced by just having been through a depression, a company's intrinsic value was defined as its liquidation value, and Graham proposed the following formula for computing it: start with cash; add accounts receivables, discounted by 10-25%; add inventory, discounted by 25-50%; add all other assets, discounted by 50-100%; and then deduct all liabilities. A stock passed his margin of safety test only if it sold for a large discount to this estimated liquidation value.

Over the next 40 years, stock prices were generally quite tightly tied to their book values and patient investors could often find companies that were out of favor, trading below estimated liquidation value. It was an asset-heavy economy, which made it appropriate to value businesses based on their tangible assets. In fact, as recently as 1975, 83% of the stock market value of the average company was represented by its tangible book value. In an economy where value was derived from fixed assets, it was hard to maintain competitive advantage: If you earned unusually high returns, others would duplicate your fixed assets and your advantage disappeared. That made it difficult for companies temporarily trading at large premiums to book value to sustain their high stock prices. So, an effective investment approach was to buy the stocks priced at discounts to book value and then patiently wait for reversion to the mean.

But, as the economy has become more asset-light, intangible assets—such as brand names, customer lists, R&D spending and patents—have become more important. Today, the relative importance of tangible assets compared to intangibles has completely flip-flopped from what it was 40 years ago. Intangibles now account for over 80% of the average company's market value. But much like Graham, GAAP doesn't even attempt to value those assets.

By the early 1980s, the Berkshire Hathaway investment portfolio, managed by Warren Buffett, looked nothing like the low price-to-book investments favored by his teacher Ben Graham. The portfolio included General Foods, RJ Reynolds, Time Inc. and Washington Post Co. When asked about the apparently high prices he paid for those companies relative to their book value, Buffett was fond of saying that their most valuable assets—their brand names—were not even on their balance sheets. The Buffett quote above, citing the decreasing importance of tangible assets in determining business value, sounds as timely today as it did when it appeared in Berkshire's 1983 Annual Report. What Buffett figured out earlier than most value investors was that conservative accounting rules overlooked the value of intangible assets. In turn, book value didn't fully reflect the economic value of businesses with strong brands.

For companies in the S&P 5007 today, the correlation between stock price and tangible book value has become quite small, just 14%. This is a very big change from 25 years ago, when that correlation was 71%—or 5x stronger than it is now. Unlike 25 years ago, knowing the book value of a company today gives little clue as to its stock price. Investors who have relied primarily on a price-to-book mean reversion strategy have had disappointing performance for the past decade. Some even feel

See accompanying Disclosures and Endnotes on page 47.

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Oakmark and Oakmark Select Funds  June 30, 2018

Portfolio Manager Commentary (continued)

they "are due" for an extended positive run. That would indeed be the case if irrational exuberance were the reason that book value is currently disconnected from stock prices.

But we don't see anything irrational about it. If book value still determined earnings power, we would expect P/E ratios to be as widely distributed as price-to-book ratios. However, that isn't the case. Today, the P/E distribution is narrower than it was 25 years ago. That shows that intangible assets are producing earnings and, therefore, investors have been acting rationally by attributing significant value to them. At Oakmark, we believe that the relative importance of intangible assets is more likely to continue than to reverse. As such, we think a portfolio of strictly low price-to-book stocks will continue to produce disappointing results.

Most value investors have come to realize that although book value can still be a useful metric in certain situations, such as analyzing a bank or a utility, it does not offer much insight for most companies. For this reason, book value is no longer used by most investors as a definitive indicator of economic value. Despite that, in our view, many investors have not yet considered what this means for the income statement. Back when GAAP book value was still closely tied to economic value, a company's annual income statement provided a pretty good approximation of the economic value added in that year. But now that economic value is not closely tied to book value, the income statement no longer provides a reliable indication of the value a company created in a particular year.

Since Oakmark's 1991 inception, we have sought out investments whose economic value was not easily seen in the simple GAAP metrics of net income and book value. Over that time, like Buffett, we've owned a lot of packaged food companies when we thought increased brand advertising was understating earnings. (Interestingly, the opposite condition is present today: Some companies have slashed advertising, increasing their GAAP earnings, but still benefit from historical spending that was previously expensed.) We owned cable TV distributors that reported net losses and negative book value while rapidly increasing their subscribers. (As with Gartner, customer acquisition costs were an immediate hit to their income, but their customers were long-lived.) We owned high-growth biotech companies that were selling at lower P/Es than mature pharmaceutical companies—once we treated their R&D expenditures as long-term investments.

As intangibles have grown in importance, so has the number of our holdings for which we adjust earnings to better reflect our view of intangible values. That has led Oakmark to invest in more companies generally owned by growth investors, such as Alphabet, Facebook, Gartner, Netflix and Regeneron. The thought process is no different than what led us to own food and cable stocks early in Oakmark's life. Today, it simply applies to more companies.

Regardless of the changing metrics that determine a company's value, the main concepts of value investing are the same today as 84 years ago when Security Analysis was first published:

-Investors still follow fads, get emotional and overreact,

-Which means stock prices sometimes decouple from intrinsic value,

-Allowing patient investors to invest when price is below value,

-Which creates a margin of safety.

So how can investors today determine which mutual funds are rigorously applying a disciplined value investing process and which ones are simply following trends? The relevant metrics for that have evolved, too. Because we rarely find price-to-book a useful statistic for estimating intrinsic value, our portfolios often don't look cheap on that metric. Low P/E ratios are frequently, but certainly not always, an indication of value. Though our portfolios still typically have a lower P/E than the market, we are more frequently investing in "exceptions" where the GAAP P/E looks expensive.

For those "exceptions," true value investors should be able to explain how they're calculating their margin of safety: What are they getting that they don't think they're paying for? As an example, let's look at the largest holding in both Oakmark and Oakmark Select, Alphabet, a stock that is primarily owned by growth managers. Alphabet's 2018 P/E is 26 times consensus estimates, which to us seems to be in the right ballpark given the expected growth from its search business. However, the company's $115 billion in cash, YouTube and other bets (including Waymo), in total, contribute nothing to our estimate of current earnings, despite having tremendous value. That's what we're getting for free, which creates our margin of safety.

At Oakmark, we commit time to writing these pieces because we want to help our shareholders understand how we think about investing. In a world where business value rests primarily on intangible assets, it's getting harder to use a style box to understand a mutual fund's investment approach. That's why it's more important than ever to spend time reading commentaries or watching interviews. They can explain a fund's investment philosophy far better than a price-to-book ratio ever will.

See accompanying Disclosures and Endnotes on page 47.

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Oakmark Fund  June 30, 2018

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 08/05/91 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 06/30/18)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Fund (Investor Class)	2.13%	13.46%	11.82%	13.07%	12.48%	12.84%	08/05/91
S&P 500 Index	3.43%	14.37%	11.93%	13.42%	10.17%	9.76%
Dow Jones Industrial Average[8]	1.26%	16.31%	14.07%	12.96%	10.78%	10.70%
Lipper Large-Cap Value Fund Index[9]	1.89%	9.25%	8.95%	10.60%	8.26%	8.87%
Oakmark Fund (Advisor Class)	2.16%	13.60%	N/A	N/A	N/A	15.08%	11/30/16
Oakmark Fund (Institutional Class)	2.18%	13.64%	N/A	N/A	N/A	15.10%	11/30/16
Oakmark Fund (Service Class)	2.07%	13.15%	11.49%	12.71%	12.15%	8.49%	04/05/01

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[10]	% of Net Assets
Citigroup, Inc.	3.1
Alphabet Inc., Class C	3.0
American International Group, Inc.	2.5
Apple, Inc.	2.5
Fiat Chrysler Automobiles N.V.	2.5
Netflix, Inc.	2.5
Bank of America Corp.	2.5
CVS Health Corp.	2.5
General Electric Co.	2.3
Ally Financial, Inc.	2.2
FUND STATISTICS
Ticker*	OAKMX
Number of Equity Holdings	56
Net Assets	$20.5 billion
Weighted Average Market Cap	$148.5 billion
Median Market Cap	$57.3 billion
Gross Expense Ratio - Investor Class (as of 09/30/17)*	0.90%
Net Expense Ratio - Investor Class (as of 09/30/17)*†	0.86%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and Service Classes.

†  The net expense ratio reflects a contractual advisory fee waiver agreement through January 28, 2019.

SECTOR ALLOCATION	% of Net Assets
Information Technology	22.8
Financials	22.4
Consumer Discretionary	16.5
Health Care	13.4
Industrials	8.4
Consumer Staples	5.9
Energy	5.7
Short-Term Investments and Other	4.9

See accompanying Disclosures and Endnotes on page 47.

4 OAKMARK FUNDS

Oakmark Fund  June 30, 2018

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakmx@oakmark.com

Kevin Grant, CFA

Portfolio Manager

oakmx@oakmark.com

The Oakmark Fund increased 2.1% for the second quarter, which lagged behind the 3.4% gain for the S&P 500,7 the Fund's benchmark. Rapid corporate earnings growth, combined with stagnant share prices since the beginning of the calendar year, has brought broad market valuation multiples back down to historical levels. We believe equities remain the most attractive asset class, and due to the increased number of undervalued companies with misunderstood intangible assets (see Bill Nygren's market commentary), our research team has produced an impressive number of new investment ideas. The Oakmark Fund has added 10 new names to the portfolio over the past four quarters.

The Oakmark Fund's best contributing sectors during the second quarter were information technology (with double-digit gains from ADP, MasterCard, Apple, Visa, Facebook and Gartner) and energy (helped by rising commodity prices and improving asset productivity). Our lowest contributing sectors were industrials and financials. The Fund's best contributing individual securities were Netflix and Anadarko, both up over 20%, and the worst contributing securities were American Airlines and MGM Resorts International, down 27% and 17%, respectively. American Airlines was weak due to near-term profitability concerns, following a period of rapidly rising fuel costs. During the quarter, we added new positions in Bristol-Myers Squibb Company, Gartner and Hilton Worldwide Holdings. We eliminated our position in Aflac as the share price approached our estimate of intrinsic value, and we eliminated our position in Harley-Davidson due to deteriorating demand and profitability trends.

Bristol-Myers Squibb Company (BMY-$55)

Bristol-Myers Squibb is a global biopharmaceutical company with leading franchises in oncology, immunoscience and cardiovascular drugs. Long-time shareholders may recall a successful Bristol-Myers Squibb investment that we sold in 2013. We got another opportunity to own this company during the past quarter when investors became fearful that a competing drug would take share in the cancer market. We believe these fears are overstated because cancer remains a dangerous disease that is difficult to treat. The company's two most valuable drugs Opdivo and Yervoy should continue to grow revenue as they maintain effectiveness with new tumor types. Bristol Myers Squibb also has the most new molecular agents and the highest number of combinations of agents in trials. Moreover, the company's R&D and marketing prowess also make it a desired partner for promising academic and small biotech innovators. Collectively, these assets should assure Bristol-Myers Squibb's oncology leadership for many years. We believe intrinsic value is closer to the $70 level it traded for earlier this year than its more recent price in the low $50s.

Gartner, Inc. (IT-$133)

Gartner is the world's leading provider of information technology research and advice for information technology executives. The company's research reports and benchmarking data are used by information technology executives across industries to make mission-critical decisions with potential multi-million dollar ramifications, and the subscription price represents just a fraction of the typical information technology budget. In other words, Gartner is the Consumer Reports of the information technology industry. However, while the Gartner brand has been among the most recognizable in information technology research for more than 35 years, most sizeable enterprises are still not Gartner subscribers. The company is investing heavily in sales and marketing to grow its customer base and based on the excellent long-term track record of Gartner management, we believe these investments are likely to drive years of double-digit growth. While the company trades at a high multiple of GAAP earnings, that multiple falls significantly after adjusting sales and marketing expenses to account for the multi-year life of new customers. (See Bill Nygren's market commentary). On our adjusted earnings estimates, Gartner's price-to-earnings ratio is in line with the S&P 500. We believe this is a bargain price for a high-return, high-growth business with an excellent management team.

Hilton Worldwide Holdings Inc. (HLT-$79)

Hilton Worldwide is a high-quality, well-managed company that was the target of a successful leveraged buyout by Blackstone in 2007. We believe the company's transformation into an asset-light, fee-driven business with a more resilient earnings profile is underappreciated. After spinning off most of the company's owned hotels and timeshare businesses early last year, Hilton now generates over 90% of its profits from fees (requiring minimal capital investment) and produces substantial free cash flow (greater than 100% of net income). The company should generate high single-digit operating income growth for several years. We became interested in Hilton after we determined that its competitive moat is widening. The company's unit growth leads the industry and its global pipeline share is almost 22%—over four times larger than its current share of existing rooms (approximately 5%). We initiated our position at a particularly attractive price due to the temporary pressure created by HNA's sale of its 26% stake in the company for non-fundamental reasons.

See accompanying Disclosures and Endnotes on page 47.

Oakmark.com 5

Oakmark Fund  June 30, 2018 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 95.1%
INFORMATION TECHNOLOGY - 22.8%
SOFTWARE & SERVICES - 14.3%
Alphabet, Inc., Class C (a)	558	$622,818
MasterCard, Inc., Class A	2,320	455,926
Visa, Inc., Class A	3,435	454,966
Automatic Data Processing, Inc.	3,320	445,345
Oracle Corp.	8,765	386,186
Facebook, Inc., Class A (a)	1,200	233,184
Gartner, Inc. (a)	1,600	212,640
Alphabet, Inc., Class A (a)	93	105,120
		2,916,185
TECHNOLOGY HARDWARE & EQUIPMENT - 5.4%
Apple, Inc.	2,787	515,902
TE Connectivity, Ltd.	4,936	444,504
Flex, Ltd. (a)	10,000	141,100
		1,101,506
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.1%
Intel Corp.	6,755	335,791
Texas Instruments, Inc.	2,720	299,880
		635,671
		4,653,362
FINANCIALS - 22.4%
DIVERSIFIED FINANCIALS - 10.9%
Ally Financial, Inc.	17,435	458,017
Capital One Financial Corp.	4,963	456,081
State Street Corp.	4,700	437,523
The Bank of New York Mellon Corp.	6,320	340,818
Moody's Corp.	1,706	291,056
The Goldman Sachs Group, Inc.	1,105	243,730
		2,227,225
BANKS - 7.7%
Citigroup, Inc.	9,530	637,748
Bank of America Corp.	18,000	507,420
Wells Fargo & Co.	7,910	438,530
		1,583,698
INSURANCE - 3.8%
American International Group, Inc.	9,780	518,536
Aon PLC	1,890	259,251
		777,787
		4,588,710
CONSUMER DISCRETIONARY - 16.5%
AUTOMOBILES & COMPONENTS - 5.0%
Fiat Chrysler Automobiles N.V.	27,276	515,251
General Motors Co.	6,850	269,890
Aptiv PLC	2,200	201,586
Delphi Technologies PLC	733	33,337
		1,020,064
	Shares	Value
MEDIA - 4.9%
Charter Communications, Inc., Class A (a)	1,300	$381,173
Comcast Corp., Class A	11,438	375,294
News Corp., Class A	15,401	238,711
		995,178
RETAILING - 4.8%
Netflix, Inc. (a)	1,300	508,859
Qurate Retail, Inc. (a)	12,115	257,089
Booking Holdings, Inc. (a)	110	222,980
		988,928
CONSUMER SERVICES - 1.8%
MGM Resorts International	9,400	272,882
Hilton Worldwide Holdings, Inc.	1,279	101,254
		374,136
		3,378,306
HEALTH CARE - 13.4%
HEALTH CARE EQUIPMENT & SERVICES - 9.5%
CVS Health Corp.	7,865	506,115
HCA Healthcare, Inc.	4,316	442,770
Baxter International, Inc.	5,300	391,352
UnitedHealth Group, Inc.	1,345	329,982
Medtronic PLC	3,190	273,096
		1,943,315
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 3.9%
Regeneron Pharmaceuticals, Inc. (a)	1,262	435,307
Bristol-Myers Squibb Co.	6,500	359,710
		795,017
		2,738,332
INDUSTRIALS - 8.4%
CAPITAL GOODS - 5.7%
General Electric Co.	34,050	463,420
Parker-Hannifin Corp.	2,439	380,159
Cummins, Inc.	1,520	202,160
Caterpillar, Inc.	850	115,319
		1,161,058
TRANSPORTATION - 2.7%
American Airlines Group, Inc.	7,700	292,292
FedEx Corp.	1,130	256,578
		548,870
		1,709,928
CONSUMER STAPLES - 5.9%
FOOD, BEVERAGE & TOBACCO - 4.0%
Diageo PLC (b)	3,000	432,030
Nestlé SA (b)	4,965	384,440
		816,470
HOUSEHOLD & PERSONAL PRODUCTS - 1.9%
Unilever PLC (b)	7,163	395,971
		1,212,441

6 OAKMARK FUNDS

Oakmark Fund  June 30, 2018 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 95.1% (continued)
ENERGY - 5.7%
Anadarko Petroleum Corp.	5,600	$410,200
Apache Corp.	8,540	399,240
National Oilwell Varco, Inc.	5,929	257,314
Chesapeake Energy Corp. (a)	20,000	104,800
		1,171,554
TOTAL COMMON STOCKS - 95.1% (COST $12,253,097)		19,452,633
	Par Value	Value
SHORT-TERM INVESTMENTS - 5.5%
U.S. GOVERNMENT BILL - 3.9%
United States Treasury Bills, 1.84% - 1.88%, due 07/26/18 - 08/23/18 (c) (Cost $798,381)	$800,000	798,381
GOVERNMENT AND AGENCY SECURITIES - 1.2%
Federal National Mortgage Association, 1.78%, due 07/02/18 (c) (Cost $249,988)	250,000	249,988
REPURCHASE AGREEMENT - 0.4%
Fixed Income Clearing Corp. Repurchase Agreement, 1.10% dated 06/29/18 due 07/02/18, repurchase price $86,996, collateralized by a Federal Home Loan Bank Bond, 2.150% due 02/14/20, value plus accrued interest of $88,733 (Cost: $86,988)	86,988	86,988
TOTAL SHORT-TERM INVESTMENTS - 5.5% (COST $1,135,357)		1,135,357
TOTAL INVESTMENTS - 100.6% (COST $13,388,454)		20,587,990
Foreign Currencies (Cost $0) - 0.0% (d)		0 (e)
Liabilities In Excess of Other Assets - (0.6)%		(122,230)
TOTAL NET ASSETS - 100.0%		$20,465,760

(a)  Non-income producing security

(b)  Sponsored American Depositary Receipt

(c)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

(d)  Amount rounds to less than 0.1%.

(e)  Amount rounds to less than $1,000.

Oakmark.com 7

Oakmark Fund  June 30, 2018 (Unaudited)

Schedule of Investments (in thousands) (continued)

WRITTEN OPTIONS

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received by Fund	Unrealized Gain/(Loss)
CALLS
Netflix, Inc.	Pershing LLC	$350.00	9/21/2018	1,000	$(39,143)	$(5,983)	$3,254	$(2,729)

8 OAKMARK FUNDS

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Oakmark Select Fund  June 30, 2018

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 11/01/96 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 06/30/18)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Select Fund (Investor Class)	-0.41%	5.55%	7.58%	11.13%	11.94%	12.40%	11/01/96
S&P 500 Index	3.43%	14.37%	11.93%	13.42%	10.17%	8.46%
Lipper Multi-Cap Value Fund Index[11]	1.03%	7.15%	7.08%	9.68%	7.91%	7.61%
Oakmark Select Fund (Advisor Class)	-0.37%	5.72%	N/A	N/A	N/A	8.62%	11/30/16
Oakmark Select Fund (Institutional Class)	-0.37%	5.75%	N/A	N/A	N/A	8.64%	11/30/16
Oakmark Select Fund (Service Class)	-0.53%	5.21%	7.22%	10.77%	11.62%	9.17%	12/31/99

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[10]	% of Net Assets
Alphabet, Inc., Class C	8.2
CBRE Group, Inc., Class A	7.3
TE Connectivity, Ltd.	6.3
Citigroup, Inc.	5.7
Fiat Chrysler Automobiles N.V.	5.5
Ally Financial, Inc.	5.0
Apache Corp.	4.7
MasterCard, Inc., Class A	4.7
American International Group, Inc.	4.6
General Electric Co.	4.1
FUND STATISTICS
Ticker*	OAKLX
Number of Equity Holdings	22
Net Assets	$6.0 billion
Weighted Average Market Cap	$138.4 billion
Median Market Cap	$34.4 billion
Gross Expense Ratio - Investor Class (as of 09/30/17)*	1.03%
Net Expense Ratio - Investor Class (as of 09/30/17)*†	0.96%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and Service Classes.

†  The net expense ratio reflects a contractual advisory fee waiver agreement through January 28, 2019.

SECTOR ALLOCATION	% of Net Assets
Information Technology	24.4
Financials	22.5
Consumer Discretionary	19.2
Energy	11.7
Real Estate	7.3
Industrials	7.2
Health Care	3.4
Short-Term Investments and Other	4.3

See accompanying Disclosures and Endnotes on page 47.

10 OAKMARK FUNDS

Oakmark Select Fund  June 30, 2018

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oaklx@oakmark.com

Anthony P. Coniaris, CFA

Portfolio Manager

oaklx@oakmark.com

Win Murray

Portfolio Manager

oaklx@oakmark.com

For the quarter, the Oakmark Select Fund declined 0.4%, compared to a 3.4% increase in the S&P 500 Index,7 the Fund's benchmark. Year to date, the Fund declined 4.3%, compared to a 2.7% increase for the S&P 500.

Most of this quarter's underperformance was driven by our consumer discretionary holdings, although the reasons for the decline of individual companies within that sector varied. The largest detractors were American Airlines (–27%), MGM Resorts (–17%) and Adient (–18%). American Airlines shares were hurt by rising oil prices, which we believe will only have a temporary impact on profits as the airline industry adjusts its prices and capacity throughout the rest of this year. During the quarter, MGM modestly lowered its annual profit forecast due to financial issues that we believe are temporary and somewhat immaterial, related to the renovation of the Monte Carlo Resort and a slow resumption of occupancy at the Mandalay Bay Resort, following the tragic shooting. Adient's fundamentals continue to be damaged by a non-core segment, its seating structures business, but its board is acting with appropriate urgency. On the positive side, the largest contributors to performance were Chesapeake Energy (+72%), Apache (+22%) and Weatherford (+46%). Whereas higher oil prices negatively impacted American Airlines, it was a distinct positive for our energy holdings.

We eliminated the final portion of our Harley-Davidson position for reasons discussed in last quarter's letter. We initiated a new position in Regeneron Pharmaceuticals—a biotech company with industry-leading research and development (R&D) productivity and a proven management team. The company is led by its founder Len Schleifer who maintains a culture focused on internal development of novel drugs. Schleifer also holds a significant equity stake in the company. Over the past decade, Regeneron has received approval for six drugs, all of which were developed in-house. Furthermore, Regeneron has a reputation for responsible drug pricing. Recent approvals of some of its new drugs provide a strong path for long-term growth. Meanwhile, its largest drug, Eylea, has additional opportunities for growth and retains patent protection through 2027. Regeneron spends significantly more on R&D than its peers, and, due to several recent drug launches, Regeneron's selling, general and administrative (SG&A) spending is relatively high, too. We believe Regeneron's R&D spending provides a great return on investment, and we expect launch costs to normalize over time. Although the company's consensus P/E3 multiple appears high, if its R&D and SG&A costs are adjusted to average levels, Regeneron would trade at a low-teens P/E. We believe this is a compelling valuation for a growing business with a strong management team that is aligned with its shareholders.

Thank you, our fellow shareholders, for your continued investment in the Oakmark Select Fund.

See accompanying Disclosures and Endnotes on page 47.

Oakmark.com 11

Oakmark Select Fund  June 30, 2018 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 95.7%
INFORMATION TECHNOLOGY - 24.4%
SOFTWARE & SERVICES - 18.0%
Alphabet, Inc., Class C (a)	444	$494,958
MasterCard, Inc., Class A	1,439	282,792
Oracle Corp.	5,167	227,658
Alphabet, Inc., Class A (a)	73	82,514
		1,087,922
TECHNOLOGY HARDWARE & EQUIPMENT - 6.4%
TE Connectivity, Ltd.	4,243	382,119
		1,470,041
FINANCIALS - 22.5%
BANKS - 9.4%
Citigroup, Inc.	5,112	342,095
Bank of America Corp.	8,001	225,537
		567,632
DIVERSIFIED FINANCIALS - 8.5%
Ally Financial, Inc.	11,500	302,105
Capital One Financial Corp.	2,285	209,982
		512,087
INSURANCE - 4.6%
American International Group, Inc.	5,195	275,450
		1,355,169
CONSUMER DISCRETIONARY - 19.2%
AUTOMOBILES & COMPONENTS - 8.8%
Fiat Chrysler Automobiles N.V.	17,434	329,330
Adient PLC	4,116	202,453
		531,783
CONSUMER SERVICES - 3.6%
MGM Resorts International	7,584	220,178
MEDIA - 3.5%
Charter Communications, Inc., Class A (a)	720	211,111
RETAILING - 3.3%
Qurate Retail, Inc. (a)	9,293	197,195
		1,160,267
ENERGY - 11.7%
Apache Corp.	6,071	283,819
Chesapeake Energy Corp. (a)	44,860	235,069
Weatherford International PLC (a)	57,380	188,781
		707,669
REAL ESTATE - 7.3%
CBRE Group, Inc., Class A (a)	9,248	441,476
INDUSTRIALS - 7.2%
CAPITAL GOODS - 4.2%
General Electric Co.	18,268	248,627
	Shares	Value
TRANSPORTATION - 3.0%
American Airlines Group, Inc.	4,800	$182,208
		430,835
HEALTH CARE - 3.4%
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 3.4%
Regeneron Pharmaceuticals, Inc. (a)	600	206,994
TOTAL COMMON STOCKS - 95.7% (COST $3,894,470)		5,772,451
	Par Value	Value
SHORT-TERM INVESTMENTS - 4.2%
GOVERNMENT AND AGENCY SECURITIES - 3.3%
Federal National Mortgage Association, 1.78%, due 07/02/18 (b) (Cost $199,990)	$200,000	199,990
REPURCHASE AGREEMENT - 0.9%
Fixed Income Clearing Corp. Repurchase Agreement, 1.10% dated 06/29/18 due 07/02/18, repurchase price $55,947, collateralized by a Federal National Mortgage Association, 1.500% due 06/22/20 and a United States Treasury Note, 1.375% due 05/31/20, aggregate value plus accrued interest of $57,061 (Cost: $55,942)	55,942	55,942
TOTAL SHORT-TERM INVESTMENTS - 4.2% (COST $255,932)		255,932
TOTAL INVESTMENTS - 99.9% (COST $4,150,402)		6,028,383
Other Assets In Excess of Liabilities - 0.1%		6,522
TOTAL NET ASSETS - 100.0%		$6,034,905

(a)  Non-income producing security

(b)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

12 OAKMARK FUNDS

Oakmark Select Fund  June 30, 2018 (Unaudited)

Schedule of Investments (in thousands) (continued)

WRITTEN OPTIONS

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received by Fund	Unrealized Gain/(Loss)
PUTS
Charter Communications, Inc., Class A	Pershing LLC	$285.00	7/18/2018	4,000	$117,284	$(1,780)	$3,992	$2,212

Oakmark.com 13

Oakmark Equity and Income Fund  June 30, 2018

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 11/01/95 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 06/30/18)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Equity and Income Fund (Investor Class)	0.22%	6.56%	5.77%	8.16%	6.47%	10.08%	11/01/95
Lipper Balanced Fund Index	1.13%	7.01%	6.37%	7.60%	6.44%	6.88%
S&P 500 Index	3.43%	14.37%	11.93%	13.42%	10.17%	9.07%
Barclays U.S. Govt./Credit Index	-0.33%	-0.63%	1.83%	2.29%	3.78%	5.04%
Oakmark Equity and Income Fund (Advisor Class)	0.28%	6.76%	N/A	N/A	N/A	9.17%	11/30/16
Oakmark Equity and Income Fund (Institutional Class)	0.25%	6.74%	N/A	N/A	N/A	9.18%	11/30/16
Oakmark Equity and Income Fund (Service Class)	0.19%	6.33%	5.47%	7.84%	6.14%	8.43%	07/12/00

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[10]	% of Net Assets
General Motors Co.	5.2
Bank of America Corp.	4.6
TE Connectivity, Ltd.	3.8
MasterCard, Inc., Class A	3.2
Nestlé SA	2.8
UnitedHealth Group, Inc.	2.4
Citigroup, Inc.	2.2
National Oilwell Varco, Inc.	2.1
Philip Morris International, Inc.	2.1
Diageo PLC	2.0
FUND STATISTICS
Ticker*	OAKBX
Number of Equity Holdings	45
Net Assets	$15.5 billion
Weighted Average Market Cap	$116.2 billion
Median Market Cap	$31.5 billion
Gross Expense Ratio - Investor Class (as of 09/30/17)*	0.88%
Net Expense Ratio - Investor Class (as of 09/30/17)*†	0.78%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and Service Classes.

†  The net expense ratio reflects a contractual advisory fee waiver agreement through January 28, 2019.

SECTOR ALLOCATION	% of Net Assets
Equity Investments
Consumer Discretionary	12.5
Financials	12.2
Information Technology	12.1
Consumer Staples	6.9
Health Care	6.8
Industrials	4.9
Energy	4.6
Materials	1.1
Real Estate	0.9
Total Equity Investments	62.0
Preferred Stocks	0.1
Fixed Income Investments
Corporate Bonds	14.5
Government and Agency Securities	13.5
Convertible Bond	0.1
Total Fixed Income Investments	28.1
Short-Term Investments and Other	9.8

See accompanying Disclosures and Endnotes on page 47.

14 OAKMARK FUNDS

Oakmark Equity and Income Fund  June 30, 2018

Portfolio Manager Commentary

Clyde S. McGregor, CFA

Portfolio Manager

oakbx@oakmark.com

M. Colin Hudson, CFA

Portfolio Manager

oakbx@oakmark.com

Edward J. Wojciechowski, CFA

Portfolio Manager

oakbx@oakmark.com

Fund Fundamentals

Each year at the end of June, the investment industry experiences a curious phenomenon: the reconstitution of the Russell Indexes. Russell is a large investment industry consultant that began constructing broad market indexes in the 1980s, of which the best known may be the Russell 2000 Index.14 Russell constructs these indexes in an objective and transparent manner, basically using market capitalization as the guide. Over time, approximately $1 trillion has been committed to passively investing in line with the Russell Indexes and Keefe, Bruyette & Woods estimates they are used as benchmarks for $8.5 trillion in managed assets. Rather than changing its indexes every time a company outgrows its classification or ceases to exist, Russell chooses to reconstitute each index once per year at the end of June.

A sort of cottage industry has grown up around these reclassifications. As the end of June nears, investors begin anticipating index changes. This works to push up the prices of companies likely to move into a higher valuation index, while depressing the prices of those likely to move down or out from their current index. This has the effect of making the valuation characteristics of the actual indexes slightly higher than they otherwise would have been if the changes had taken place more organically. In a June 23 article titled "Rise in Passive Funds Sees Tail Wagging the Dog in Index World," Financial Times columnist John Authers notes, "Indices no longer merely measure markets. They move them...Generally, new additions to the Russell 2000 handily beat the market in the days leading up to the reconstitution."15

As we have often written, we fundamental investors are glad that this sort of trading is a regular market feature. We are happy to purchase shares from market participants who are selling a stock due to factors that have nothing to do with the business's intrinsic value. And again to repeat ourselves, we have seldom met the investor whose economic goal was to match or beat an index. One cannot live on relative returns. Investors instead want positive absolute returns like what we strive to obtain for the Equity and Income Fund. Observing non-fundamental activity in the securities market suggests that now would be an appropriate time to review our guiding principles for managing the Fund.

The Equity and Income Fund is a balanced fund—i.e., a fund invested in several asset classes—that has the goal of producing income while preserving and growing capital. Over time, the Fund's equity allocation has tended to constitute about 60% of the total portfolio with various types of fixed income investments making up the remainder. Many decades of experience have shown that this 60:40 asset allocation buffers volatility such that investors may adhere to a long-term strategy rather than buckling in times of adversity. As well, this allocation has proven sufficient to mediate between the need for current income and long-term growth. Many balanced funds have similar asset allocations, so what are the factors that make Oakmark Equity and Income distinctive?

The most distinctive factor for any fund in the Oakmark Family is the investment philosophy that we at Harris Associates have employed for more than 40 years. For any security we ask, "What is it worth?" and "What is its price?" If a security can be purchased at a sufficient discount to our estimate of its value such that we have a margin of safety, we consider it for investment. For our equity investments, we attempt to determine whether the company shows persistent growth in intrinsic value per share and whether its managers think and act like owners and treat their shareholder-partners appropriately.

Our concept of a balanced fund is also somewhat idiosyncratic. In our industry today, you often hear or see the word "sleeves." Many target-date funds, for example, are composed of independent asset pools (sleeves) that are mixed together in whatever way the investment manager thinks is appropriate to achieve a particular purpose. Such a fund might be categorized as "balanced," since it, like our Fund, holds multiple types of assets. We, however, understand a balanced fund to be an integrated portfolio where every holding competes for space with every other holding, actual or potential. We do not have an equity sleeve and a bond sleeve. Instead, the portfolio asset allocation itself will fluctuate depending on our ability to populate the portfolio with dominant investments. Although 60:40 is the typical ratio for the equity/fixed income allocations, equities have at times comprised as much as 75% and as little as 45% of the total portfolio.

Other Distinguishing Characteristics:

Our investment horizon is very long term. The ability to think and act with a long-term horizon is a great advantage. We can also be relatively inactive for long periods. In our view, sometimes the best course of action is to do nothing.

The Fund's diversification is an outcome of our bottom-up investing process. Our Fund is typically more focused in its holdings than other balanced funds are. Outstanding investment opportunities are scarce, in our opinion.

Although income is always desirable, value is determinative. Income itself is a factor to which we assign value, and like other characteristics, it can be over-priced or undervalued. We have generally found income to be overvalued in the current decade and this has significantly influenced our approach to investing in fixed income securities.

Quality, like income, is a factor to which we ascribe value. We can and will own low-grade fixed income investments in

See accompanying Disclosures and Endnotes on page 47.

Oakmark.com 15

Oakmark Equity and Income Fund  June 30, 2018

Portfolio Manager Commentary (continued)

the Fund, but only when we perceive their potential return to be competitive with equities. Similarly, with highly leveraged equities, we demand a substantially higher discount to value before investing.

We are relatively indifferent to the size or domicile of an opportunity. We have the ability to invest the Fund in small-cap, medium-cap and large-cap company shares, and we can invest as much as 35% of the portfolio in international securities.

Finally, benchmarks do not drive our investing. Investors in the Fund should expect results to differ from benchmarks, especially over short time periods.

For investors in mutual funds, the question of "fit" is of paramount importance. Investors make the best decisions when they have invested with funds whose style and philosophy mesh well with their own character and needs. Perhaps the most useful advice we can give fund investors is that they should often check to see if they understand their funds and, if so, consider whether they still fit.

Quarter Review

The Equity and Income Fund earned 0.2% in the quarter, while the Lipper Balanced Fund Index,12 the Fund's performance benchmark, gained 1.1%. (Although we are not benchmark driven, we are required to have one.) For the calendar six months, the Fund lost 1.4% compared to a 0.1% increase for the Lipper. The Fund's nine-month fiscal year return was 2.8%, compared to 3.7% for the Lipper. The annualized compound rate of return since the Fund's inception in 1995 is 10.1%, while the corresponding return to the Lipper Index is 6.9%.

General Motors, UnitedHealth Group, Mastercard, National Oilwell Varco and Foot Locker led the list of contributors for the quarter. The largest detractors were TE Connectivity, Philip Morris International, Arconic, Bank of America and CommScope Holding. Short-term earnings concerns hurt Philip Morris International, Arconic and CommScope, while banks in general retreated as the fixed income yield curve flattened. Trade war fears also roiled markets and individual stocks. For the calendar six months, Mastercard, National Oilwell Varco, UnitedHealth Group, HCA Healthcare and Foot Locker contributed most while Arconic, Philip Morris International, Nestlé, CVS Health and Citigroup were the biggest detractors from return. For the nine months of the Fund's fiscal year, Mastercard, Bank of America, UnitedHealth Group, Foot Locker and National Oilwell Varco led the contributors list and Philip Morris International, CVS Health, Arconic, Baker Hughes and Oracle detracted.

Transaction Activity

During the quarter, the Fund added three new positions and exited four holdings. The three new positions are Apergy, American Airlines and Charter. Apergy was obtained through a spin-off from long-time holding Dover. Apergy provides equipment and technologies that help companies drill for and produce oil and gas. The company's two main product segments manufacture polycrystalline diamond cutters and equipment for artificial lift, both of which are crucial for non-conventional exploration and production. Apergy has generated free cash flow throughout the downturn and we expect a rapid recovery in earnings and free cash flow as North American drilling activity rebounds. Trading at less than 15x our estimate of normalized earnings per share, this high-quality equipment company offers an attractive valuation, in our view.

Our investment in American Airlines is predicated on an evolution and improvement in the industry. Historically, airlines have not made for good investments, despite the usefulness of their services. At issue was the lack of pricing power and poor corporate cultures. However, after years of consolidation, capped by the merger of US Airways and American Airlines in 2013, the industry is now becoming more mature and rational. The three major hub-and-spoke carriers each have strength in their respective hubs and their management teams are all behaving in a healthier manner in terms of capacity additions and capital allocation. Our choice in the sector is American Airlines, due to the unusually large opportunity still in front of the company as it finishes off its merger integration. Also, CEO Doug Parker is in the process of improving the culture and restoring credibility with employees. Parker believes that American Airlines has around $5 billion of pre-tax earnings power and he has bought back 37% of the company's shares since the merger closed. With the stock selling for a single-digit multiple of normal earnings power, we believe that it is an attractive investment.

Charter gives us the opportunity to invest in what we believe is a strong business with exceptional management at an attractive price. Because of their valuable infrastructure, U.S. cable companies are benefiting from strong demand for high-speed internet access. In many markets, Charter has the only fiber-rich network capable of providing consumers with the high internet speeds they demand. We believe that new competitors are unlikely to enter the market as they will have to invest massive amounts of capital for fractional penetration. This should provide a long runway for continued growth at Charter. The stock has lagged behind the broader market as investors appear to be frustrated with the pace of operational improvement at recently acquired Time Warner Cable. Our experience investing in turnarounds reminds us that it takes more than a couple of quarters to make meaningful progress. We take a more positive, longer term view of the business, and believe Charter is valued at a discount to peer companies and private market transactions.

Besides being an attractive investment, the purchase of Charter also allowed us to lower our capital gain position as we sold Liberty Broadband at a loss. The main asset of Liberty Broadband is Charter stock, so we were able to effectively keep our economic position in Charter, while recognizing a tax loss. We have always actively managed the tax position of the Fund with a goal of maximizing after-tax returns.

The four positions eliminated during the quarter were Fidelity National Financial, Jones Lang LaSalle, and Liberty Broadband A and C shares. Both Fidelity National Financial and Jones Lang LaSalle were strong performers and reached our sell targets. As described above, the two classes of Liberty stock were sold to realize tax losses and we used the proceeds to purchase Charter stock.

As always, we thank our shareholders for entrusting their assets to the Fund and welcome your questions and comments.

See accompanying Disclosures and Endnotes on page 47.

16 OAKMARK FUNDS

Oakmark Equity and Income Fund  June 30, 2018 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 62.0%
CONSUMER DISCRETIONARY - 12.5%
AUTOMOBILES & COMPONENTS - 8.0%
General Motors Co.	20,307	$800,111
Lear Corp.	1,400	260,103
BorgWarner, Inc.	4,282	184,807
		1,245,021
MEDIA - 1.9%
Charter Communications, Inc., Class A (a)	749	219,703
Comcast Corp., Class A	2,120	69,557
		289,260
RETAILING - 1.7%
Foot Locker, Inc.	4,066	214,096
Qurate Retail, Inc. (a)	2,327	49,389
		263,485
CONSUMER DURABLES & APPAREL - 0.5%
Carter's, Inc.	664	72,004
CONSUMER SERVICES - 0.4%
MGM Resorts International	2,351	68,256
		1,938,026
FINANCIALS - 12.2%
BANKS - 7.2%
Bank of America Corp.	25,084	707,104
Citigroup, Inc.	5,165	345,635
Wells Fargo & Co.	1,203	66,716
		1,119,455
DIVERSIFIED FINANCIALS - 3.7%
Ally Financial, Inc.	9,973	261,978
The Bank of New York Mellon Corp.	3,030	163,389
State Street Corp.	1,551	144,401
		569,768
INSURANCE - 1.3%
American International Group, Inc.	3,646	193,295
		1,882,518
INFORMATION TECHNOLOGY - 12.1%
SOFTWARE & SERVICES - 7.4%
MasterCard, Inc., Class A	2,502	491,771
Oracle Corp.	6,705	295,427
Alphabet, Inc., Class C (a)	263	293,193
CoreLogic, Inc. (a)	1,293	67,107
		1,147,498
TECHNOLOGY HARDWARE & EQUIPMENT - 4.4%
TE Connectivity, Ltd.	6,483	583,868
CommScope Holding Co., Inc. (a)	3,280	95,798
		679,666
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.3%
Qorvo, Inc. (a)	609	48,856
		1,876,020
	Shares	Value
CONSUMER STAPLES - 6.9%
FOOD, BEVERAGE & TOBACCO - 6.9%
Nestlé SA (b)	5,623	$435,389
Philip Morris International, Inc.	3,956	319,432
Diageo PLC (b)	2,198	316,548
		1,071,369
HEALTH CARE - 6.8%
HEALTH CARE EQUIPMENT & SERVICES - 6.2%
UnitedHealth Group, Inc.	1,506	369,590
CVS Health Corp.	4,911	316,045
HCA Healthcare, Inc.	2,186	224,253
LivaNova PLC (a)	567	56,576
		966,464
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.6%
Regeneron Pharmaceuticals, Inc. (a)	271	93,527
		1,059,991
INDUSTRIALS - 4.9%
CAPITAL GOODS - 4.2%
Dover Corp.	3,545	259,457
Johnson Controls International plc	5,047	168,809
Arconic, Inc.	7,096	120,701
Carlisle Cos., Inc.	560	60,632
WESCO International, Inc. (a)	682	38,919
		648,518
TRANSPORTATION - 0.7%
American Airlines Group, Inc.	2,907	110,335
		758,853
ENERGY - 4.6%
National Oilwell Varco, Inc.	7,573	328,677
PDC Energy, Inc. (a)	1,900	114,879
Anadarko Petroleum Corp.	1,417	103,773
Baker Hughes a GE Co.	2,682	88,570
Apergy Corp. (a)	1,772	73,992
		709,891
MATERIALS - 1.1%
Glencore PLC	35,440	168,262
REAL ESTATE - 0.9%
The Howard Hughes Corp. (a)	555	73,479
Gaming and Leisure Properties, Inc. REIT	1,833	65,607
		139,086
TOTAL COMMON STOCKS - 62.0% (COST $5,659,761)		9,604,016
PREFERRED STOCKS - 0.1%
FINANCIALS - 0.1%
GMAC Capital Trust I (c), 8.13% (3 mo. USD LIBOR + 5.785%),	498	13,084
TOTAL PREFERRED STOCKS - 0.1% (COST $13,007)		13,084

Oakmark.com 17

Oakmark Equity and Income Fund  June 30, 2018 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 28.1%
CORPORATE BONDS - 14.5%
CONSUMER DISCRETIONARY - 3.8%
Adient Global Holdings, Ltd., 144A 4.875%, due 08/15/26 (d)	$7,000	$6,282
Amazon.com, Inc. 3.15%, due 08/22/27	9,950	9,529
Booking Holdings, Inc. 3.60%, due 06/01/26	14,730	14,334
3.55%, due 03/15/28	9,950	9,471
2.75%, due 03/15/23	6,965	6,720
BorgWarner, Inc. 4.625%, due 09/15/20	10,810	11,082
Boyd Gaming Corp, 144A 6.00%, due 08/15/26 (d)	4,975	4,925
Caesars Resort Collection LLC / CRC Finco, Inc., 144A 5.25%, due 10/15/25 (d)	25,870	24,479
CCO Holdings LLC / CCO Holdings Capital Corp., 144A 5.125%, due 05/01/27 (d)	250	234
Charter Communications Operating LLC / Charter Communications Operating Capital 3.579%, due 07/23/20	29,148	29,111
4.20%, due 03/15/28	9,950	9,315
4.50%, due 02/01/24	2,985	2,982
Dana, Inc. 6.00%, due 09/15/23	3,925	4,053
Delphi Technologies PLC, 144A 5.00%, due 10/01/25 (d)	1,000	954
Dollar Tree, Inc. 3.055% (3 mo. USD LIBOR + 0.70%), due 04/17/20 (c)	6,965	6,979
EMI Music Publishing Group North America Holdings, Inc., 144A 7.625%, due 06/15/24 (d)	4,910	5,313
Expedia Group, Inc. 5.00%, due 02/15/26	28,360	28,887
Foot Locker, Inc. 8.50%, due 01/15/22	4,340	4,958
General Motors Co. 4.875%, due 10/02/23	41,400	42,561
3.50%, due 10/02/18	29,525	29,581
General Motors Financial Co., Inc. 3.50%, due 07/10/19	4,975	5,000
3.10%, due 01/15/19	4,915	4,920
International Game Technology PLC, 144A 6.50%, due 02/15/25 (d)	19,600	20,237
6.25%, due 02/15/22 (d)	14,800	15,170
5.625%, due 02/15/20 (d)	9,800	9,922
KFC Holding Co/Pizza Hut Holdings LLC/ Taco Bell of America LLC, 144A 5.00%, due 06/01/24 (d)	1,000	987
5.25%, due 06/01/26 (d)	1,000	985
Lear Corp. 5.25%, due 01/15/25	11,060	11,375
5.375%, due 03/15/24	10,512	10,904
Lithia Motors, Inc., 144A 5.25%, due 08/01/25 (d)	1,990	1,940
	Par Value	Value
Live Nation Entertainment, Inc., 144A 4.875%, due 11/01/24 (d)	$14,935	$14,450
5.625%, due 03/15/26 (d)	4,975	4,938
5.375%, due 06/15/22 (d)	2,000	2,035
Marriott International, Inc. 4.00%, due 04/15/28	4,975	4,858
Mattel Inc., 144A 6.75%, due 12/31/25 (d)	4,980	4,849
MGM Resorts International 8.625%, due 02/01/19	3,532	3,620
Netflix, Inc. 5.875%, due 02/15/25	11,940	12,248
Netflix, Inc., 144A 4.875%, due 04/15/28 (d)	31,840	30,349
5.875%, due 11/15/28 (d)	6,965	7,033
Omnicom Group, Inc. / Omnicom Capital, Inc. 3.625%, due 05/01/22	30,425	30,203
6.25%, due 07/15/19	2,950	3,043
Penn National Gaming, Inc., 144A 5.625%, due 01/15/27 (d)	9,950	9,378
Penske Automotive Group, Inc. 5.50%, due 05/15/26	11,343	11,116
5.375%, due 12/01/24	3,580	3,517
Scientific Games International, Inc. 10.00%, due 12/01/22	19,665	20,982
Station Casinos LLC, 144A 5.00%, due 10/01/25 (d)	1,990	1,871
Tapestry, Inc. 3.00%, due 07/15/22	12,145	11,753
4.125%, due 07/15/27	4,975	4,744
Tempur Sealy International, Inc. 5.50%, due 06/15/26	1,965	1,901
The Gap, Inc. 5.95%, due 04/12/21	1,965	2,058
The William Carter Co. 5.25%, due 08/15/21	36,132	36,584
Tribune Media Co. 5.875%, due 07/15/22	1,000	1,009
Under Armour, Inc. 3.25%, due 06/15/26	12,565	11,276
Wolverine World Wide, Inc., 144A 5.00%, due 09/01/26 (d)	12,140	11,533
Yum! Brands, Inc. 3.875%, due 11/01/23	6,329	6,044
		584,582
FINANCIALS - 3.7%
Aflac, Inc. 2.875%, due 10/15/26	980	920
Ally Financial, Inc. 3.75%, due 11/18/19	9,940	9,928
4.75%, due 09/10/18	4,743	4,752
American Express Credit Corp. 1.875%, due 11/05/18	4,915	4,904
2.60%, due 09/14/20	2,945	2,908
American International Group, Inc. 3.30%, due 03/01/21	14,665	14,655
Aon Corp. 5.00%, due 09/30/20	14,745	15,258

18 OAKMARK FUNDS

Oakmark Equity and Income Fund  June 30, 2018 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 28.1% (continued)
CORPORATE BONDS - 14.5% (continued)
FINANCIALS - 3.7% (continued)
Bank of America Corp. 2.151%, due 11/09/20	$6,970	$6,809
4.45%, due 03/03/26	5,000	5,012
Capital One Bank USA NA 2.15%, due 11/21/18	3,768	3,761
Capital One NA 1.85%, due 09/13/19	39,255	38,701
2.35%, due 08/17/18	5,000	4,998
Citigroup, Inc. 2.45%, due 01/10/20	19,910	19,686
3.40%, due 05/01/26	15,000	14,214
4.05%, due 07/30/22	13,338	13,410
2.05%, due 12/07/18	2,098	2,094
CNO Financial Group, Inc. 4.50%, due 05/30/20	9,830	9,818
5.25%, due 05/30/25	5,895	5,851
Credit Suisse Group AG, 144A 7.50%(USD 5 Year Swap rate + 4.598%) (c) (d) (e)	30,000	30,975
6.25%(USD 5 Year Swap rate + 3.455%) (c) (d) (e)	7,000	6,843
Credit Suisse Group Funding Guernsey, Ltd. 3.125%, due 12/10/20	25,000	24,819
3.80%, due 06/09/23	14,750	14,559
E*TRADE Financial Corp. 2.95%, due 08/24/22	6,965	6,747
3.80%, due 08/24/27	4,975	4,762
JPMorgan Chase & Co. 2.972%, due 01/15/23	29,765	28,990
3.514%(3 mo. USD LIBOR + 0.61%), due 06/18/22 (c)	24,870	24,889
3.589%(3 mo. USD LIBOR + 1.230%), due 10/24/23 (c)	19,910	20,269
Moody's Corp. 2.625%, due 01/15/23	12,201	11,688
4.50%, due 09/01/22	9,820	10,148
5.50%, due 09/01/20	3,780	3,959
MSCI, Inc., 144A 5.25%, due 11/15/24 (d)	24,830	25,078
5.375%, due 05/15/27 (d)	6,965	6,965
4.75%, due 08/01/26 (d)	5,925	5,732
5.75%, due 08/15/25 (d)	2,950	3,039
Principal Life Global Funding II, 144A 2.15%, due 01/10/20 (d)	19,910	19,639
2.375%, due 11/21/21 (d)	6,970	6,745
Reinsurance Group of America, Inc. 3.95%, due 09/15/26	4,905	4,806
S&P Global, Inc. 4.00%, due 06/15/25	17,150	17,219
2.95%, due 01/22/27	9,810	9,087
4.40%, due 02/15/26	1,970	2,020
3.30%, due 08/14/20	1,970	1,972
The Bear Stearns Cos. LLC 4.65%, due 07/02/18	8,205	8,205
The Charles Schwab Corp. 3.25%, due 05/21/21	19,895	19,975
	Par Value	Value
The Goldman Sachs Group, Inc. 2.35%, due 11/15/21	$14,616	$14,056
2.30%, due 12/13/19	6,970	6,897
3.20%, due 02/23/23	7,000	6,821
4.109%(3 mo. USD LIBOR + 1.750%), due 10/28/27 (c)	2,975	3,034
2.625%, due 04/25/21	2,000	1,956
2.875%, due 02/25/21	1,000	987
2.55%, due 10/23/19	980	974
Voya Financial, Inc. 3.65%, due 06/15/26	1,960	1,854
Wells Fargo & Co. 3.069%, due 01/24/23	14,930	14,519
3.589%(3 mo. USD LIBOR + 1.230%), due 10/31/23 (c)	8,603	8,777
Wells Fargo Bank NA 1.80%, due 11/28/18	9,900	9,868
2.15%, due 12/06/19	9,900	9,792
		576,344
INFORMATION TECHNOLOGY - 1.8%
Activision Blizzard, Inc., 144A 6.125%, due 09/15/23 (d)	70,853	73,412
Avnet, Inc. 4.875%, due 12/01/22	8,275	8,487
3.75%, due 12/01/21	4,710	4,693
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.00%, due 01/15/22	14,930	14,522
2.375%, due 01/15/20	9,955	9,825
3.625%, due 01/15/24	9,955	9,636
3.50%, due 01/15/28	4,975	4,530
CDW LLC / CDW Finance Corp. 5.00%, due 09/01/25	9,955	9,781
5.00%, due 09/01/23	6,965	6,971
CommScope Technologies LLC, 144A 5.00%, due 03/15/27 (d)	14,438	13,590
CommScope, Inc., 144A 5.50%, due 06/15/24 (d)	2,985	3,000
5.00%, due 06/15/21 (d)	995	995
Dell International LLC / EMC Corp., 144A 5.45%, due 06/15/23 (d)	14,725	15,412
4.42%, due 06/15/21 (d)	2,940	2,983
Electronic Arts, Inc. 4.80%, due 03/01/26	19,655	20,614
3.70%, due 03/01/21	14,740	14,878
Itron Inc., 144A 5.00%, due 01/15/26 (d)	11,035	10,480
Lam Research Corp. 2.75%, due 03/15/20	19,660	19,545
2.80%, due 06/15/21	4,910	4,826
Motorola Solutions, Inc. 3.75%, due 05/15/22	9,950	9,918
4.60%, due 02/23/28	2,985	2,969
Symantec Corp., 144A 5.00%, due 04/15/25 (d)	1,000	969
Tyco Electronics Group SA 3.70%, due 02/15/26	9,830	9,647
2.35%, due 08/01/19	1,812	1,803
		273,486

Oakmark.com 19

Oakmark Equity and Income Fund  June 30, 2018 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 28.1% (continued)
CORPORATE BONDS - 14.5% (continued)
HEALTH CARE - 1.8%
Abbott Laboratories 2.90%, due 11/30/21	$16,625	$16,364
2.35%, due 11/22/19	2,597	2,582
Becton Dickinson and Co. 2.675%, due 12/15/19	12,811	12,715
2.133%, due 06/06/19	11,828	11,770
3.30%, due 03/01/23	11,204	10,924
3.211%(3 mo. USD LIBOR + 0.875%), due 12/29/20 (c)	9,950	9,966
2.894%, due 06/06/22	2,985	2,887
3.363%, due 06/06/24	2,985	2,867
Centene Corp. 4.75%, due 05/15/22	20,084	20,210
CVS Health Corp. 4.00%, due 12/05/23	18,198	18,274
5.00%, due 12/01/24	6,880	7,161
4.75%, due 12/01/22	6,880	7,137
2.25%, due 08/12/19	2,884	2,860
Edwards Lifesciences Corp. 4.30%, due 06/15/28	6,965	6,954
Express Scripts Holding Co. 3.30%, due 02/25/21	4,915	4,897
HCA, Inc. 6.50%, due 02/15/20	9,895	10,272
5.00%, due 03/15/24	7,465	7,465
3.75%, due 03/15/19	3,965	3,980
4.25%, due 10/15/19	1,990	2,005
IQVIA, Inc., 144A 5.00%, due 10/15/26 (d)	7,800	7,595
Johnson & Johnson 2.90%, due 01/15/28	14,925	14,245
McKesson Corp. 3.95%, due 02/16/28	2,985	2,886
Quest Diagnostics, Inc. 4.70%, due 04/01/21	5,128	5,296
St Jude Medical LLC 2.00%, due 09/15/18	13,485	13,450
Thermo Fisher Scientific, Inc. 3.00%, due 04/15/23	1,970	1,915
Universal Health Services, Inc., 144A 4.75%, due 08/01/22 (d)	32,695	32,899
5.00%, due 06/01/26 (d)	12,805	12,469
3.75%, due 08/01/19 (d)	6,970	6,970
Zimmer Biomet Holdings, Inc. 3.076%(3 mo. USD LIBOR + 0.750%), due 03/19/21 (c)	4,975	4,983
3.15%, due 04/01/22	3,810	3,740
3.70%, due 03/19/23	2,985	2,964
		270,702
REAL ESTATE - 1.1%
CBRE Services, Inc. 5.25%, due 03/15/25	24,930	26,239
4.875%, due 03/01/26	19,665	20,349
	Par Value	Value
GLP Capital, LP / GLP Financing II, Inc. REIT 4.375%, due 11/01/18	$39,180	$39,211
4.875%, due 11/01/20	14,975	15,143
5.375%, due 11/01/23	12,000	12,255
5.75%, due 06/01/28	4,975	5,012
5.25%, due 06/01/25	4,975	4,975
5.375%, due 04/15/26	3,925	3,886
4.375%, due 04/15/21	1,965	1,965
MGM Growth Properties Operating Partnership, LP / MGP Finance Co-Issuer, Inc. REIT 5.625%, due 05/01/24	2,945	2,982
Omega Healthcare Investors, Inc. REIT 4.375%, due 08/01/23	15,046	14,938
5.25%, due 01/15/26	9,835	9,919
The Howard Hughes Corp., 144A 5.375%, due 03/15/25 (d)	11,945	11,721
Ventas Realty, LP REIT 3.125%, due 06/15/23	2,490	2,412
3.50%, due 02/01/25	1,000	958
		171,965
INDUSTRIALS - 0.9%
Bacardi, Ltd., 144A 4.45%, due 05/15/25 (d)	14,900	14,849
BAT Capital Corp., 144A 2.297%, due 08/14/20 (d)	19,900	19,447
3.557%, due 08/15/27 (d)	6,965	6,480
CH Robinson Worldwide, Inc. 4.20%, due 04/15/28	2,985	2,932
Delta Air Lines, Inc. 3.40%, due 04/19/21	11,590	11,538
3.80%, due 04/19/23	1,990	1,966
Hilton Domestic Operating Co., Inc., 144A 5.125%, due 05/01/26 (d)	14,925	14,664
IHS Markit, Ltd., 144A 4.75%, due 02/15/25 (d)	100	99
Southwest Airlines Co. 2.65%, due 11/05/20	12,148	11,984
Stanley Black & Decker, Inc. 2.451%, due 11/17/18	6,875	6,866
Union Pacific Corp. 3.75%, due 07/15/25	9,950	9,942
3.20%, due 06/08/21	6,965	6,986
3.50%, due 06/08/23	6,965	6,970
USG Corp., 144A 4.875%, due 06/01/27 (d)	6,965	7,122
Welbilt, Inc. 9.50%, due 02/15/24	4,915	5,413
WESCO Distribution, Inc. 5.375%, due 06/15/24	13,675	13,436
5.375%, due 12/15/21	5,305	5,404
		146,098
CONSUMER STAPLES - 0.7%
Diageo Capital PLC 3.875%, due 05/18/28	5,000	5,042
3.00%, due 05/18/20	5,000	5,007
3.50%, due 09/18/23	4,800	4,816
General Mills, Inc. 4.00%, due 04/17/25	1,990	1,960

20 OAKMARK FUNDS

Oakmark Equity and Income Fund  June 30, 2018 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 28.1% (continued)
CORPORATE BONDS - 14.5% (continued)
CONSUMER STAPLES - 0.7% (continued)
Kraft Heinz Foods Co, 144A 4.875%, due 02/15/25 (d)	$6,260	$6,382
Kraft Heinz Foods Co. 2.00%, due 07/02/18	34,173	34,173
Mead Johnson Nutrition Co. 4.125%, due 11/15/25	13,955	14,217
3.00%, due 11/15/20	6,885	6,851
Mondelez International Holdings Netherlands BV, 144A 2.00%, due 10/28/21 (d)	8,585	8,191
1.625%, due 10/28/19 (d)	7,764	7,630
Post Holdings, Inc., 144A 5.00%, due 08/15/26 (d)	2,000	1,865
5.50%, due 03/01/25 (d)	500	488
5.75%, due 03/01/27 (d)	500	485
Smithfield Foods, Inc., 144A 2.70%, due 01/31/20 (d)	6,420	6,328
3.35%, due 02/01/22 (d)	4,975	4,804
2.65%, due 10/03/21 (d)	3,980	3,792
4.25%, due 02/01/27 (d)	995	957
		112,988
ENERGY - 0.4%
Apergy Corp., 144A 6.375%, due 05/01/26 (d)	4,975	5,056
Cameron International Corp. 6.375%, due 07/15/18	2,375	2,378
Cenovus Energy, Inc. 5.70%, due 10/15/19	9,470	9,712
Oceaneering International, Inc. 4.65%, due 11/15/24	5,895	5,631
Schlumberger Holdings Corp., 144A 2.35%, due 12/21/18 (d)	14,740	14,711
4.00%, due 12/21/25 (d)	9,830	9,797
Weatherford International LLC, 144A 9.875%, due 03/01/25 (d)	9,950	10,000
		57,285
TELECOMMUNICATION SERVICES - 0.2%
AT&T, Inc. 5.00%, due 03/01/21	16,710	17,323
Zayo Group LLC / Zayo Capital, Inc. 6.00%, due 04/01/23	14,745	15,003
		32,326
MATERIALS - 0.1%
Glencore Funding LLC, 144A 3.00%, due 10/27/22 (d)	9,950	9,536
3.875%, due 10/27/27 (d)	9,950	9,195
		18,731
COMMUNICATIONS - 0.0% (f)
Discovery Communications LLC, 144A 2.80%, due 06/15/20 (d)	3,930	3,882
Total Corporate Bonds (Cost $2,260,345)		2,248,389
	Par Value	Value
GOVERNMENT AND AGENCY SECURITIES - 13.5%
U.S. GOVERNMENT NOTES - 13.2%
United States Treasury Bonds (TIPS) 1.25%, due 07/15/20	$482,226	$490,070
1.375%, due 07/15/18	436,220	436,811
2.125%, due 01/15/19	232,639	234,411
United States Treasury Notes 1.00%, due 09/15/18	199,000	198,618
1.625%, due 04/30/19	199,000	197,857
1.375%, due 12/15/19	99,500	97,941
1.25%, due 11/30/18	73,725	73,472
2.00%, due 11/30/22	74,625	72,427
1.75%, due 03/31/22	74,645	72,172
1.875%, due 11/30/21	49,785	48,519
2.125%, due 12/31/22	49,745	48,496
1.50%, due 11/30/19	24,875	24,540
2.125%, due 01/31/21	24,570	24,277
1.75%, due 10/31/20	24,570	24,110
		2,043,721
U.S. GOVERNMENT AGENCIES - 0.3%
Federal National Mortgage Association, 1.25%, due 09/27/18	24,680	24,636
Federal Farm Credit Banks, 1.68%, due 08/16/21	17,165	16,586
		41,222
Total Government and Agency Securities (Cost $2,087,691)		2,084,943
CONVERTIBLE BOND - 0.1%
Chesapeake Energy Corp., 5.50%, due 09/15/26 (Cost $14,492)	14,915	15,158
TOTAL FIXED INCOME - 28.1% (COST $4,362,528)		4,348,490
SHORT-TERM INVESTMENTS - 9.7%
COMMERCIAL PAPER - 7.4%
General Mills, Inc., 144A, 2.13% - 2.29%, due 07/02/18 - 07/24/18 (d) (g)	333,490	333,227
Walgreens Boots, 2.23% - 2.65%, due 07/02/18 - 08/08/18 (g)	147,900	147,723
Schlumberger Holdings Corp., 144A, 2.29% - 2.55%, due 07/19/18 - 08/27/18 (d) (g)	123,550	123,284
Campbell Soup Co., 144A, 2.25% - 2.5%, due 07/03/18 - 08/31/18 (d) (g)	109,750	109,585
MetLife Short Term Funding LLC, 144A, 2.03% - 2.14%, due 07/09/18 - 08/07/18 (d) (g)	95,000	94,867
Kellogg Co., 144A, 2.18% - 2.25%, due 07/02/18 - 07/06/18 (d) (g)	86,124	86,107
Abbvie, Inc., 144A, 2.23%, due 07/10/18 - 07/11/18 (d) (g)	74,750	74,708

Oakmark.com 21

Oakmark Equity and Income Fund  June 30, 2018 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
SHORT-TERM INVESTMENTS - 9.7% (continued)
COMMERCIAL PAPER - 7.4% (continued)
Toyota Motor Credit Corp., 2.05% - 2.07%, due 08/03/18 - 08/08/18 (g)	$74,620	$74,474
John Deere Capital Co., 144A, 2.03%, due 07/20/18 - 07/26/18 (d) (g)	67,470	67,385
Anthem, Inc., 144A, 2.29% - 2.34%, due 07/18/18 - 07/20/18 (d) (g)	29,850	29,815
Total Commercial Paper (Cost $1,141,185)		1,141,175
GOVERNMENT AND AGENCY SECURITIES - 1.5%
Federal National Mortgage Association, 1.78%, due 07/02/18 (g) (Cost $224,989)	225,000	224,989
REPURCHASE AGREEMENT - 0.6%
Fixed Income Clearing Corp. Repurchase Agreement, 1.10% dated 06/29/18 due 07/02/18, repurchase price $95,051, collateralized by a Federal Home Loan Mortgage Corp., 2.500%, due 04/23/20 and a United States Treasury Note, 1.375%, due 03/31/20, aggregate value plus accrued interest of $96,948 (Cost: $95,043)	95,043	95,043
CORPORATE BONDS - 0.2%
CONSUMER DISCRETIONARY - 0.1%
Expedia, Inc., 7.456%, due 08/15/18	14,752	14,853
HEALTH CARE - 0.1%
CVS Health Corp., 1.90%, due 07/20/18	21,990	21,985
Total Corporate Bonds (Cost $36,838)		36,838
TOTAL SHORT-TERM INVESTMENTS - 9.7% (COST $1,498,055)		1,498,045
TOTAL INVESTMENTS - 99.9% (COST $11,533,351)		15,463,635
Foreign Currencies - 0.0% (f)		0	(h)
Other Assets In Excess of Liabilities - 0.1%		16,014
NET ASSETS - 100.0%		$15,479,649

Securities of aggregate value of $168,262 were valued at a fair value in accordance with procedures established by the Board of Trustees (in thousands).

(a)  Non-income producing security

(b)  Sponsored American Depositary Receipt

(c)  Floating Rate Note. Rate shown is as of June 30, 2018.

(d)  These securities may be resold subject to restrictions on resale under federal securities law.

(e)  Security is perpetual and has no stated maturity date.

(f)  Amount rounds to less than 0.1%.

(g)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

(h)  Amount rounds to less than $1,000.

Abbreviations:

  REIT: Real Estate Investment Trust

22 OAKMARK FUNDS

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Oakmark.com 23

Oakmark Global Fund  June 30, 2018

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 08/04/99 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 06/30/18)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Global Fund (Investor Class)	-0.31%	9.99%	6.86%	8.63%	7.42%	10.32%	08/04/99
MSCI World Index	1.73%	11.09%	8.48%	9.94%	6.26%	4.80%
Lipper Global Fund Index[17]	0.36%	8.88%	7.77%	9.32%	6.11%	5.46%
Oakmark Global Fund (Advisor Class)	-0.28%	10.07%	N/A	N/A	N/A	16.61%	11/30/16
Oakmark Global Fund (Institutional Class)	-0.28%	10.15%	N/A	N/A	N/A	16.69%	11/30/16
Oakmark Global Fund (Service Class)	-0.41%	9.66%	6.52%	8.27%	7.05%	10.43%	10/10/01

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[10]	% of Net Assets
Alphabet, Inc., Class C	4.8
Daimler AG	4.4
Lloyds Banking Group PLC	4.4
Bank of America Corp.	4.2
General Motors Co.	4.2
MasterCard, Inc., Class A	4.1
TE Connectivity, Ltd.	4.1
Allianz SE	4.0
Citigroup, Inc.	3.9
Credit Suisse Group AG	3.5
FUND STATISTICS
Ticker*	OAKGX
Number of Equity Holdings	42
Net Assets	$2.4 billion
Weighted Average Market Cap	$104.5 billion
Median Market Cap	$29.5 billion
Gross Expense Ratio - Investor Class (as of 09/30/17)*	1.21%
Net Expense Ratio - Investor Class (as of 09/30/17)*†	1.15%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and Service Classes.

†  The net expense ratio reflects a contractual advisory fee waiver agreement through January 28, 2019.

SECTOR ALLOCATION	% of Net Assets
Consumer Discretionary	28.7
Financials	23.6
Information Technology	19.1
Industrials	12.9
Materials	5.4
Health Care	4.4
Energy	2.1
Consumer Staples	1.3
Short-Term Investments and Other	2.5
GEOGRAPHIC ALLOCATION
% of Equity
North America	47.9
United States	47.9
Europe	37.3
United Kingdom	15.6
Germany*	11.5
Switzerland	10.2
Asia	6.1
Japan	4.2
India	1.0
% of Equity
Asia (cont'd)	6.1
China	0.9
Africa	3.2
South Africa	3.2
Australasia	3.0
Australia	3.0
Latin America	2.5
Mexico	2.5

*  Euro currency countries comprise 11.5% of equity investments.

See accompanying Disclosures and Endnotes on page 47.

24 OAKMARK FUNDS

Oakmark Global Fund  June 30, 2018

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakgx@oakmark.com

Clyde S. McGregor, CFA

Portfolio Manager

oakgx@oakmark.com

Anthony P. Coniaris, CFA

Portfolio Manager

oakgx@oakmark.com

Jason E. Long, CFA

Portfolio Manager

oakgx@oakmark.com

Private Versus Public Equity

A recent Wall Street Journal article discussed the current strength of the private equity market where secondhand stakes in private equity funds are being sold for 10-35% premiums (as opposed to the more typical discount) to most recent portfolio valuations.18 This had us thinking, wouldn't it be nice...

As you know, our process applies a private equity approach to public markets—like private equity, we value businesses based on our estimate of their intrinsic value, buy them at a substantial discount and then later sell when they are fully valued. Unlike private equity, however, we don't mark our portfolio companies based on where peers trade or our estimate of the long-term fundamental outlook of the business—we mark according to current public stock prices no matter how different than an arguably better representation of fair value. (If we did, the value of the Fund would be far higher than the current stock prices dictate.) Furthermore, we give daily liquidity to our investors and we certainly never demand a premium to invest in our portfolio. So for instance, if an investor were to buy a portfolio of publicly traded businesses valued at 60 cents on the dollar and that portfolio were to get marketed to fair value and sold for an additional 20% premium, the return would be an instantaneous 100%. Wouldn't it be nice, indeed!

Performance

The Oakmark Global Fund's three-month return declined 0.3%, compared to a 1.7% return for the MSCI World Index16 during the period and the Lipper Global Fund Index's17 gain of 0.4%. Calendar year to date, the Fund returned –2.9%, versus a 0.4% return for the MSCI World Index and –0.7% for the Lipper Global Fund Index. Since inception, the Fund has achieved a compound annual return of 10.3% vs. 4.8% for the MSCI World Index and 5.5% for the Lipper Global Fund Index.

Holdings in the U.S., Mexico and China contributed the most to the Fund's return in the quarter, while holdings in Germany, the U.K. and Switzerland were the largest detractors. The five largest individual contributors during the quarter were Tenet Healthcare (+38%), Mastercard (+12%), Grupo Televisa (+19%), General Motors (+9%) and Alphabet (+8%). The five largest detractors were Daimler (–21%), CNH Industrial (–13%), TE Connectivity (–9%), Arconic (–26%) and Credit Suisse Group (–8%).

Calendar year to date, holdings in the U.S., China and Mexico contributed the most to the Fund's return, while holdings in the U.K., Germany and Switzerland were the largest detractors.

The leading contributors were Tenet Healthcare (+121%), Mastercard (+30%), Interpublic Group (+18%), National Oilwell Varco (+21%) and Under Armour (+58%). The leading detractors were Daimler (–21%), CNH Industrial (–20%), Arconic (–37%), Credit Suisse (–14%) and Liberty Global, Class C (–21%).

Portfolio Activity

We initiated two entirely new positions during the quarter—Southwest Airlines and Reckitt Benckiser—and eliminated only one holding, Phillips, due to its price. We also added Liberty Broadband and sold our high-cost Charter shares to generate a tax loss. This enabled us to maintain exposure to Charter as Liberty Broadband has the preponderance of its value in Charter shares.

Southwest Airlines Co. (LUV)

LUV is the largest and most profitable airline in the U.S. with 24% total domestic market share and 66% share in its top 100 city pairs. LUV has been profitable for 45 consecutive years, despite competing in an industry that has been littered with bankruptcies. The company has been on Fortune's list of "World's Most Admired Companies" every year for nearly a quarter of a century. LUV's brand recognition and strong customer loyalty stem from its outstanding service, efficient operations and refusal to nickel-and-dime on fees. The company's above-average operating margins are enabled by a lower cost model compared to network carriers. LUV has a strong balance sheet and returns most of its free cash flow to shareholders through significant share repurchases and dividends. Despite these positive characteristics, we were able to purchase the shares at only a mid-single digit multiple of normal operating income due to short-term pressure from the run-up in fuel prices and the suspension of marketing following the recent passenger fatality.

Reckitt Benckiser (RB)

RB is a leading global consumer products company with $15 billion of sales in 2017 and strong brands in health, infant nutrition, home care and hygiene. RB has successfully expanded its presence in high-value health products categories and increased its operating profitability via premiumization and excellent cost discipline. RB's historical best-in-class performance can in part be attributed to its significant insider ownership: the CEO and CFO are required to own shares worth more than 40 times and 20 times their salaries, respectively. RB's share price recently declined due to transitory factors as well as weakness in its relatively small home care division.

See accompanying Disclosures and Endnotes on page 47.

Oakmark.com 25

Oakmark Global Fund  June 30, 2018

Portfolio Manager Commentary (continued)

Management is restructuring the home care division to provide greater accountability and may sell the division to an owner who can extract greater operational synergies. Moreover, many of the transitory factors affecting the share price are expected to disappear in fiscal year 2019. Therefore, in our view, the current share price does not reflect the company's strong underlying value or its potential for increased profits, so we initiated a position in RB during the past quarter.

We thank you for being our partners in the Oakmark Global Fund, and, as always, we invite your comments and questions.

See accompanying Disclosures and Endnotes on page 47.

26 OAKMARK FUNDS

Oakmark Global Fund  June 30, 2018 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 97.5%
CONSUMER DISCRETIONARY - 28.7%
MEDIA - 14.0%
Naspers, Ltd. (South Africa)	298	$75,073
The Interpublic Group of Cos., Inc. (United States)	2,549	59,748
Grupo Televisa SAB (Mexico) (a)	2,999	56,838
Liberty Global PLC, Class C (United Kingdom) (b)	1,705	45,375
Liberty Global PLC, Class A (United Kingdom) (b)	1,026	28,253
Live Nation Entertainment, Inc. (United States) (b)	558	27,118
Liberty Broadband Corp., Class C (United States) (b)	300	22,716
Charter Communications, Inc., Class A (United States) (b)	67	19,616
		334,737
AUTOMOBILES & COMPONENTS - 11.1%
Daimler AG (Germany)	1,628	104,304
General Motors Co. (United States)	2,515	99,099
Toyota Motor Corp. (Japan)	934	60,401
		263,804
CONSUMER DURABLES & APPAREL - 2.3%
Cie Financiere Richemont SA (Switzerland)	398	33,611
Under Armour, Inc., Class C (United States) (b)	1,023	21,571
		55,182
RETAILING - 1.3%
CarMax, Inc. (United States) (b)	431	31,436
		685,159
FINANCIALS - 23.6%
BANKS - 13.5%
Lloyds Banking Group PLC (United Kingdom)	125,689	104,286
Bank of America Corp. (United States)	3,553	100,153
Citigroup, Inc. (United States)	1,406	94,076
Axis Bank, Ltd. (India)	3,257	24,319
		322,834
DIVERSIFIED FINANCIALS - 6.1%
Credit Suisse Group AG (Switzerland)	5,593	83,637
Julius Baer Group, Ltd. (Switzerland)	1,057	61,899
		145,536
INSURANCE - 4.0%
Allianz SE (Germany)	464	95,614
		563,984
	Shares	Value
INFORMATION TECHNOLOGY - 19.1%
SOFTWARE & SERVICES - 13.4%
Alphabet, Inc., Class C (United States) (b)	103	$114,649
MasterCard, Inc., Class A (United States)	502	98,732
Oracle Corp. (United States)	1,327	58,463
CoreLogic, Inc. (United States) (b)	524	27,185
Baidu, Inc. (China) (a) (b)	86	20,808
		319,837
TECHNOLOGY HARDWARE & EQUIPMENT - 5.7%
TE Connectivity, Ltd. (United States)	1,093	98,417
Hirose Electric Co., Ltd. (Japan)	293	36,225
		134,642
		454,479
INDUSTRIALS - 12.9%
CAPITAL GOODS - 12.4%
CNH Industrial N.V. (United Kingdom)	7,792	82,312
Travis Perkins PLC (United Kingdom)	3,876	72,635
USG Corp. (United States) (b)	1,085	46,795
Arconic, Inc. (United States)	2,301	39,132
Johnson Controls International plc (United States)	1,159	38,759
MTU Aero Engines AG (Germany)	84	16,070
		295,703
TRANSPORTATION - 0.5%
Southwest Airlines Co. (United States)	255	12,995
		308,698
MATERIALS - 5.4%
Incitec Pivot, Ltd. (Australia)	26,378	70,772
LafargeHolcim, Ltd. (Switzerland)	1,167	56,764
		127,536
HEALTH CARE - 4.4%
HEALTH CARE EQUIPMENT & SERVICES - 2.3%
Tenet Healthcare Corp. (United States) (b)	1,628	54,642
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 2.1%
Bayer AG (Germany)	468	51,352
		105,994
ENERGY - 2.1%
National Oilwell Varco, Inc. (United States)	1,142	49,541
CONSUMER STAPLES - 1.3%
FOOD, BEVERAGE & TOBACCO - 0.9%
Diageo PLC (United Kingdom)	603	21,678
HOUSEHOLD & PERSONAL PRODUCTS - 0.4%
Reckitt Benckiser Group PLC (United Kingdom)	102	8,414
		30,092
TOTAL COMMON STOCKS - 97.5% (COST $1,785,383)		2,325,483

Oakmark.com 27

Oakmark Global Fund  June 30, 2018 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
SHORT-TERM INVESTMENT - 2.3%
REPURCHASE AGREEMENT - 2.3%
Fixed Income Clearing Corp. Repurchase Agreement, 1.10% dated 06/29/18 due 07/02/18, repurchase price $55,185, collateralized by a Federal Home Loan Mortgage Corp., 2.500% due 04/23/20, and a United States Treasury Note, 1.375 due 05/31/20, aggregate value plus accrued interest of $56,288 (Cost: $55,179)	$55,179	$55,179
TOTAL SHORT-TERM INVESTMENTS - 2.3% (COST $55,179)		55,179
TOTAL INVESTMENTS - 99.8% (COST $1,840,562)		2,380,662
Foreign Currencies (Cost $0) - 0.0% (c)		0	(d)
Other Assets In Excess of Liabilities - 0.2%		4,907
TOTAL NET ASSETS - 100.0%		$2,385,569

Securities of aggregate value of $1,059,366 were valued at a fair value in accordance with procedures established by the Board of Trustees (in thousands).

(a)  Sponsored American Depositary Receipt

(b)  Non-income producing security

(c)  Amount rounds to less than 0.1%.

(d)  Amount rounds to less than $1,000.

28 OAKMARK FUNDS

Oakmark Global Fund  June 30, 2018 (Unaudited)

Schedule of Investments (in thousands) (continued)

FORWARD FOREIGN CURRENCY CONTRACT

	Local Contract Amount	Base Contract Amount	Settlement Date	Valuation at 6/30/18	Unrealized Appreciation/ (Depreciation)
Foreign Currency Sold:
Swiss Franc	59,915	$63,782	09/19/18	$60,927	$2,855
				$60,927	$2,855

Oakmark.com 29

Oakmark Global Select Fund  June 30, 2018

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 10/02/06 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 06/30/18)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Global Select Fund (Investor Class)	-2.20%	1.97%	7.36%	9.10%	10.93%	8.20%	10/02/06
MSCI World Index	1.73%	11.09%	8.48%	9.94%	6.26%	5.79%
Lipper Global Fund Index[17]	0.36%	8.88%	7.77%	9.32%	6.11%	5.64%
Oakmark Global Select Fund (Advisor Class)	-2.14%	2.07%	N/A	N/A	N/A	10.90%	11/30/16
Oakmark Global Select Fund (Institutional Class)	-2.14%	2.17%	N/A	N/A	N/A	10.96%	11/30/16

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[10]	% of Net Assets
Lloyds Banking Group PLC	7.3
CNH Industrial N.V.	6.5
Daimler AG	6.4
MasterCard, Inc., Class A	5.9
Alphabet, Inc., Class C	5.8
TE Connectivity, Ltd.	5.5
Bank of America Corp.	5.4
Credit Suisse Group AG	5.1
Citigroup, Inc.	5.0
Charter Communications, Inc., Class A	4.9
FUND STATISTICS
Ticker*	OAKWX
Number of Equity Holdings	21
Net Assets	$2.7 billion
Weighted Average Market Cap	$128.6 billion
Median Market Cap	$58.2 billion
Gross Expense Ratio - Investor Class (as of 09/30/17)*	1.19%
Net Expense Ratio - Investor Class (as of 09/30/17)*†	1.12%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and Service Classes.

†  The net expense ratio reflects a contractual advisory fee waiver agreement through January 28, 2019.

SECTOR ALLOCATION	% of Net Assets
Financials	32.0
Information Technology	18.3
Consumer Discretionary	17.4
Industrials	14.3
Consumer Staples	5.8
Materials	4.6
Energy	4.3
Short-Term Investments and Other	3.3
GEOGRAPHIC ALLOCATION
% of Equity
North America	53.6
United States	53.6
Europe	46.4
United Kingdom	23.4
% of Equity
Europe (cont'd)	46.4
Switzerland	16.4
Germany*	6.6

*  Euro currency countries comprise 6.6% of equity investments.

See accompanying Disclosures and Endnotes on page 47.

30 OAKMARK FUNDS

Oakmark Global Select Fund  June 30, 2018

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakwx@oakmark.com

David G. Herro, CFA

Portfolio Manager

oakwx@oakmark.com

Anthony P. Coniaris, CFA

Portfolio Manager

oakwx@oakmark.com

Eric Liu, CFA

Portfolio Manager

oakwx@oakmark.com

The Oakmark Global Select Fund declined 2.2% for the quarter ended June 30, 2018, compared to the MSCI World Index,16 which returned 1.7%. However, the Fund has returned an average of 8.2% per year since its inception in October 2006, outperforming the MSCI World Index's annualized gain of 5.8% over the same period.

Apache, a global oil and gas exploration company, was the top contributor for the quarter, returning 22%. Rising oil prices during the quarter helped boost the company's share price. Additionally, shares reacted positively to an increase in full-year production guidance and to first-quarter results, which beat production estimates. Apache's well results have met and, in some cases, exceeded our expectations. Overall, we believe that the company's valuation remains attractive, offering a compelling reason to hold the stock.

Daimler, the company best known for its passenger car business under the Mercedes-Benz brand, was the largest detractor for the quarter. During the quarter, Daimler issued a profit warning and indicated that it expects this year's group EBIT to be slightly below 2017's level. The company has faced some near-term challenges due to higher raw material costs, adverse effects from currency movements and minor difficulties with U.S. suppliers. Management largely mitigated these issues through cost cutting. However, Daimler now faces a threat of a tariff on vehicles imported from Europe to the U.S. The company also expects that reciprocal tariffs between the U.S. and China will impact its U.S.-built SUVs intended for delivery to China. Daimler's management is evaluating methods to redirect auto shipments into China from other geographies as a possible work-around strategy to avoid tariffs. There is no certainty that tariffs will be imposed; the matter remains fluid. Emissions concerns have also put pressure on Daimler's share price. To date, the company has recalled 750,000 vehicles to address emission issues, but has paid no fines. The company continues to insist that it did not illegally use its cars' software to cheat emissions tests. On a positive front, Daimler held a capital markets day for the trucks division that highlighted the opportunity for margin expansion and management continues to explore the potential for separation of the group via Project Future. Despite the current geopolitical noise, Daimler still meets our operational performance expectations and is trading at a significant discount to our estimate of intrinsic value.

Geographically, 54% of the Fund's holdings were invested in U.S. companies as of June 30, while approximately 46% were allocated to equities in Europe and the U.K.

We continue to believe the Swiss franc is overvalued versus the U.S. dollar. As a result, we defensively hedged a portion of the Fund's exposure. Approximately 21% of the Swiss franc exposure was hedged at quarter end.

We thank you, our shareholders, for your continued support and confidence.

See accompanying Disclosures and Endnotes on page 47.

Oakmark.com 31

Oakmark Global Select Fund  June 30, 2018 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 96.7%
FINANCIALS - 32.0%
BANKS - 17.7%
Lloyds Banking Group PLC (United Kingdom)	238,053	$197,517
Bank of America Corp. (United States)	5,237	147,631
Citigroup, Inc. (United States)	2,036	136,249
		481,397
INSURANCE - 9.2%
Willis Towers Watson PLC (United States)	831	125,934
American International Group, Inc. (United States)	2,347	124,438
		250,372
DIVERSIFIED FINANCIALS - 5.1%
Credit Suisse Group AG (Switzerland)	9,308	139,183
		870,952
INFORMATION TECHNOLOGY - 18.3%
SOFTWARE & SERVICES - 12.8%
MasterCard, Inc., Class A (United States)	822	161,480
Alphabet, Inc., Class C (United States) (a)	142	158,841
Alphabet, Inc., Class A (United States) (a)	24	27,128
		347,449
TECHNOLOGY HARDWARE & EQUIPMENT - 5.5%
TE Connectivity, Ltd. (United States)	1,654	148,950
		496,399
CONSUMER DISCRETIONARY - 17.4%
MEDIA - 7.9%
Charter Communications, Inc., Class A (United States) (a)	450	131,945
WPP PLC (United Kingdom)	5,359	84,196
		216,141
AUTOMOBILES & COMPONENTS - 6.4%
Daimler AG (Germany)	2,700	172,954
CONSUMER DURABLES & APPAREL - 3.1%
Cie Financiere Richemont SA (Switzerland)	985	83,226
		472,321
INDUSTRIALS - 14.3%
CAPITAL GOODS - 11.2%
CNH Industrial N.V. (United Kingdom)	16,624	175,602
General Electric Co. (United States)	9,500	129,295
		304,897
TRANSPORTATION - 3.1%
Kuehne + Nagel International AG (Switzerland)	565	84,804
		389,701
	Shares	Value
CONSUMER STAPLES - 5.8%
HOUSEHOLD & PERSONAL PRODUCTS - 3.5%
Reckitt Benckiser Group PLC (United Kingdom)	1,167	$95,870
FOOD, BEVERAGE & TOBACCO - 2.3%
Diageo PLC (United Kingdom)	1,715	61,624
		157,494
MATERIALS - 4.6%
LafargeHolcim, Ltd. (Switzerland)	2,588	125,828
ENERGY - 4.3%
Apache Corp. (United States)	2,515	117,576
TOTAL COMMON STOCKS - 96.7% (COST $2,274,029)		2,630,271
	Par Value	Value
SHORT-TERM INVESTMENTS - 2.7%
REPURCHASE AGREEMENT - 1.8%
Fixed Income Clearing Corp. Repurchase Agreement, 1.10% dated 06/29/18 due 07/02/18, repurchase price $49,705, collateralized by United States Treasury Notes, 1.375% - 8.500% due 02/15/20 - 03/31/20, aggregate value plus accrued interest of $50,700 (Cost: $49,700)	$49,700	49,700
GOVERNMENT AND AGENCY SECURITIES - 0.9%
Federal National Mortgage Association, 1.78%, due 07/02/18 (b) (Cost $24,999)	25,000	24,999
TOTAL SHORT-TERM INVESTMENTS - 2.7% (COST $74,699)		74,699
TOTAL INVESTMENTS - 99.4% (COST $2,348,728)		2,704,970
Foreign Currencies (Cost $0) - 0.0% (c)		0 (d)
Other Assets In Excess of Liabilities - 0.6%		15,378
TOTAL NET ASSETS - 100.0%		$2,720,348

Securities of aggregate value of $1,220,804 were valued at a fair value in accordance with procedures established by the Board of Trustees (in thousands).

(a)  Non-income producing security

(b)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

(c)  Amount rounds to less than 0.1%.

(d)  Amount rounds to less than $1,000.

32 OAKMARK FUNDS

Oakmark Global Select Fund  June 30, 2018 (Unaudited)

Schedule of Investments (in thousands) (continued)

FORWARD CURRENCY CONTRACTS

	Local Contract Amount	Base Contract Amount	Settlement Date	Valuation at 6/30/18	Unrealized Appreciation/ (Depreciation)
Foreign Currency Sold:
Swiss Franc	92,381	$98,344	09/19/18	$93,941	$4,403
				$93,941	$4,403

Oakmark.com 33

Oakmark International and Oakmark  June 30, 2018
International Small Cap Funds

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakix@oakmark.com

oakex@oakmark.com

oakgx@oakmark.com

oakwx@oakmark.com

Oakmark International Fund – Investor Class

Average Annual Total Returns (06/30/18)

Since Inception (9/30/92) 9.85%

10-year 8.36%

5-year 6.83%

1-year 3.13%

3-month –5.04%

Gross Expense Ratio as of 09/30/17 was 1.00%

Net Expense Ratio as of 09/30/17 was 0.95%

Oakmark International Small Cap Fund – Investor Class

Average Annual Total Returns (06/30/18)

Since Inception (11/1/95) 9.48%

10-year 6.84%

5-year 7.34%

1-year 1.32%

3-month –0.58%

Net and Gross Expense Ratios as of 09/30/17 were 1.36%

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance data, please visit Oakmark.com.

Fellow Shareholders,

This quarter, both international Funds delivered weak results. The Oakmark International Fund lost 5.0% and underperformed its benchmark,19 whereas the Oakmark International Small Cap Fund dropped 0.6%, though it outperformed its benchmark20 for the quarter. In fact, after a strong start to 2018, international equity markets have weakened throughout the year based on factors that I will discuss below. Please see the company-specific reports for more details on Fund performances.

The Return of Instability

The VIX Index,21 a common measure of market instability, spiked dramatically in the month of February. All kinds of macro/geopolitical factors led to this change of environment. Also of note, markets had been unusually quiet for the better part of two years, with the exception of the spike in volatility caused by Brexit in the summer of 2016. Other than that, perhaps, it had been too quiet for too long.

Early in the year, headlines were consumed with news of North Korea testing intercontinental ballistic missiles that could have the capacity to deliver nuclear warheads. As the year progressed, confidence in the economic recovery in Europe came into question as well. Then came political instability in Italy as a result of an election that bore no outright winner, leading, after months of negotiations, to the formation of a government that is a bit EU unfriendly. The rhetoric coming out of the new government's formation spooked the European markets and the euro, which severely negatively impacted prices of financial service companies with Italian exposure. This hit the Oakmark International Fund particularly hard, as we have stakes in both the Italian bank, Intesa Sanpaolo, and the French bank, BNP, which has a large business in Italy. Additionally, we are overweight in the euro area, and the weakness in the euro currency hurt our performance. Despite the rhetoric out of the politicians in Italy (note: Italy has never been known for political stability with 66 different governments since 1945), we don't believe the sharp fall in share prices of high-quality financials like Intesa and BNP is at all warranted or matched by a similar decline in business value. As happens often during market instability, an exploitable value gap is created by the fall in "price" that is inconsistent with changes in business value.

Of Trade Disputes, Disagreements and "Wars"

Another factor negatively impacting short-term performance has been the threat by the U.S. to use tariffs and other barriers to correct what is believed by the U.S. to be a global trade system that is biased against the U.S. These threats and, to some degree, actual implementation of tariffs on certain metals have caused retaliation by other countries, thereby triggering a disruption of global trade. I have mentioned in the past and truly believe that the restriction of goods, services and capital from freely moving across sovereign states is detrimental to global economic growth. The purpose of the U.S.'s confrontational approach is to "level the trade playing field" and hopefully this will be the outcome in the end. But if this objective is not reached, or if a global trade war escalates and persists, growth will certainly be negatively impacted and will hurt the earnings of many of the companies in which both Funds are invested.

One of the sectors feeling the brunt of the fall in prices has been the European auto sector. Despite some positive factors, such as recent weakness in the euro and lower Chinese tariffs on cars imported from Europe, the recent threat of tariffs on German cars being exported to the U.S. and Chinese tariff threats for German-badged cars made in the U.S. but exported to China have pummeled the share prices of two of our auto holdings, BMW and Daimler (parent of Mercedes). Additionally, the threat of tariffs on U.S. agriculture products has hurt agriculture equipment maker CNH. Clearly, if tariffs are implemented and stay for the long term, these companies will decline in intrinsic value. However, keep in mind that free trade is not "zero sum," and it would be difficult to imagine that parties will be unable to find a way to iron out differences, as it will be beneficial to all involved to do so.

Despite all of the geopolitical uncertainty that has hit where we are exposed, I am quite confident that this environment is providing opportunity. It is very difficult to imagine, for example, a country like Italy leaving the eurozone and, thus, the euro

See accompanying Disclosures and Endnotes on page 47.

34 OAKMARK FUNDS

Oakmark International and Oakmark  June 30, 2018
International Small Cap Funds

Portfolio Manager Commentary (continued)

currency, given its high level of national debt and what this exit would do to Italy's interest rates and payments. Though it is possible for a trade war to persist, I feel it is unlikely given that national self-interest of all involved would actually be harmed by this event. As such, we are still quite confident in our business valuations and see opportunity with the decline in international share prices.

We are appreciative of your patience during this volatile period and believe that this is another somewhat typical period of short-term share price weakness. Sadly, share price movements are not always positive! But we will keep looking for opportunities when changes in price do not match changes in value.

See accompanying Disclosures and Endnotes on page 47.

Oakmark.com 35

Oakmark International Fund  June 30, 2018

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 09/30/92 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 06/30/18)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark International Fund (Investor Class)	-5.04%	3.13%	5.69%	6.83%	8.36%	9.85%	09/30/92
MSCI World ex U.S. Index	-0.75%	7.04%	4.87%	6.23%	2.63%	6.11%
MSCI EAFE Index[22]	-1.24%	6.84%	4.90%	6.44%	2.84%	5.98%
Lipper International Fund Index[23]	-1.93%	6.99%	5.21%	6.83%	3.44%	6.97%
Oakmark International Fund (Advisor Class)	-5.00%	3.24%	N/A	N/A	N/A	14.64%	11/30/16
Oakmark International Fund (Institutional Class)	-4.96%	3.34%	N/A	N/A	N/A	14.71%	11/30/16
Oakmark International Fund (Service Class)	-5.08%	2.84%	5.37%	6.47%	8.02%	8.13%	11/04/99

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[10]	% of Net Assets
BNP Paribas SA	4.8
Daimler AG	4.5
Lloyds Banking Group PLC	4.4
Allianz SE	4.0
Credit Suisse Group AG	3.9
Intesa Sanpaolo SPA	3.8
Bayerische Motoren Werke (BMW) AG	3.8
Hennes & Mauritz AB (H&M) - Class B	3.5
Glencore PLC	2.9
CNH Industrial N.V.	2.8
FUND STATISTICS
Ticker*	OAKIX
Number of Equity Holdings	59
Net Assets	$44.6 billion
Weighted Average Market Cap	$53.9 billion
Median Market Cap	$22.7 billion
Gross Expense Ratio - Investor Class (as of 09/30/17)*	1.00%
Net Expense Ratio - Investor Class (as of 09/30/17)*†	0.95%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and Service Classes.

†  The net expense ratio reflects a contractual advisory fee waiver agreement through January 28, 2019.

SECTOR ALLOCATION	% of Net Assets
Financials	31.5
Consumer Discretionary	31.0
Industrials	12.8
Materials	6.8
Consumer Staples	5.1
Health Care	4.6
Information Technology	2.9
Energy	0.4
Short-Term Investments and Other	4.9
GEOGRAPHIC ALLOCATION
% of Equity
Europe	81.4
United Kingdom	22.2
Germany*	18.0
Switzerland	14.0
France*	12.8
Sweden	5.7
Italy*	4.1
Netherlands*	3.9
Ireland*	0.7
Asia	9.5
Japan	4.4
India	1.5
Indonesia	1.3
% of Equity
Asia (cont'd)	9.5
Taiwan	1.3
China	0.8
South Korea	0.2
Africa	2.9
South Africa	2.9
North America	2.9
United States	2.1
Canada	0.8
Australasia	2.1
Australia	2.1
Latin America	1.2
Mexico	1.2

*  Euro currency countries comprise 39.5% of equity investments.

See accompanying Disclosures and Endnotes on page 47.

36 OAKMARK FUNDS

Oakmark International Fund  June 30, 2018

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakix@oakmark.com

Michael L. Manelli, CFA

Portfolio Manager

oakix@oakmark.com

The Oakmark International Fund declined 5.0% for the quarter ended June 30, 2018, underperforming the MSCI World ex U.S. Index,19 which declined 0.8% over the same period. However, the Fund has returned an average of 9.9% per year since its inception in September 1992, outperforming the MSCI World ex U.S. Index, which has averaged 6.1% per year over the same period.

Experian, a leading worldwide credit bureau, was the top contributor to performance for the quarter. Investors were pleased with Experian's full fiscal-year results, as its revenue growth and operating profit margins were in line with market expectations. Fiscal-year organic growth was driven by the North American B2B segment and picked up substantially in the fourth quarter due to structural demand for data and analytics, coupled with new product introductions. Management is expecting continued organic growth in the 6-8% range over the next three years. Experian is gaining market share in the core North American consumer credit market after combining its credit services and decision analytics businesses, thereby providing a greater value-added solution to its clients. Management continues to be mindful of shareholder returns as evidenced by the new share repurchase program of up to $400 million. We believe Experian is an excellent business with good returns and strong free cash flow conversion that trades at a discount to our estimate of intrinsic value.

Daimler, the company best known for its passenger car business under the Mercedes-Benz brand, was the largest detractor for the quarter. During the quarter, Daimler issued a profit warning and indicated that it expects this year's group EBIT to be slightly below 2017's level. The company has faced some near-term challenges due to higher raw material costs, adverse effects from currency movements and minor difficulties with U.S. suppliers. Management largely mitigated these issues through cost cutting. However, Daimler now faces a threat of a tariff on vehicles imported from Europe to the U.S. The company also expects that reciprocal tariffs between the U.S. and China will impact its U.S.-built SUVs intended for delivery to China. Daimler's management is evaluating methods to redirect auto shipments into China from other geographies as a possible work-around strategy to avoid tariffs. There is no certainty that tariffs will be imposed; the matter remains fluid. Emissions concerns have also put pressure on Daimler's share price. To date, the company has recalled 750,000 vehicles to address emission issues, but has paid no fines. The company continues to insist that it did not illegally use its cars' software to cheat emissions tests. On a more positive front, Daimler held a capital markets day for the trucks division that highlighted the opportunity for margin expansion and management continues to explore the potential for separation of the group via Project Future. Despite the current geopolitical noise,

Daimler still meets our operational performance expectations and is trading at a significant discount to our estimate of intrinsic value.

During the quarter, we added two new names to the portfolio: Alimentation Couche-Tard (Canada), the largest independent operator of fuel and convenience stores in North America; and Reckitt Benckiser (U.K.), a large global consumer products company.

Geographically, we ended the quarter with 81% of our holdings in Europe and the U.K., 4% in Japan and 2% in Australia. The remaining positions are in South Africa, the U.S., India, Indonesia, Taiwan, Mexico, Canada, China and South Korea.

We continue to believe the Swiss franc is overvalued versus the U.S. dollar. As a result, we defensively hedged a portion of the Fund's exposure. Approximately 20% of the Swiss franc exposure was hedged at quarter end.

Thank you for your support!

See accompanying Disclosures and Endnotes on page 47.

Oakmark.com 37

Oakmark International Fund  June 30, 2018 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 95.1%
FINANCIALS - 31.5%
BANKS - 17.6%
BNP Paribas SA (France)	34,274	$2,120,060
Lloyds Banking Group PLC (United Kingdom)	2,358,156	1,956,601
Intesa Sanpaolo SPA (Italy)	591,765	1,712,134
Royal Bank of Scotland Group PLC (United Kingdom) (a)	252,499	850,047
Axis Bank, Ltd. (India)	84,027	627,340
Bank Mandiri Persero Tbk PT (Indonesia)	1,197,929	573,123
		7,839,305
DIVERSIFIED FINANCIALS - 7.9%
Credit Suisse Group AG (Switzerland)	115,418	1,725,848
EXOR N.V. (Netherlands)	13,904	930,408
Schroders PLC (United Kingdom)	11,263	467,370
AMP, Ltd. (Australia)	145,462	382,593
Schroders PLC, Non-Voting (United Kingdom)	31	1,023
		3,507,242
INSURANCE - 6.0%
Allianz SE (Germany)	8,615	1,775,202
Willis Towers Watson PLC (United States)	5,999	909,497
		2,684,699
		14,031,246
CONSUMER DISCRETIONARY - 31.0%
AUTOMOBILES & COMPONENTS - 15.0%
Daimler AG (Germany)	31,127	1,993,891
Bayerische Motoren Werke AG (Germany)	18,663	1,686,976
Toyota Motor Corp. (Japan)	19,018	1,229,875
Continental AG (Germany)	4,572	1,040,508
Valeo SA (France)	13,955	760,899
		6,712,149
MEDIA - 10.9%
Naspers, Ltd. (South Africa)	4,948	1,247,683
Publicis Groupe SA (France) (b)	15,080	1,034,844
WPP PLC (United Kingdom)	59,575	936,019
Liberty Global PLC, Class C (United Kingdom) (a)	31,890	848,591
Grupo Televisa SAB (Mexico) (c)	27,033	512,275
Liberty Global PLC, Class A (United Kingdom) (a)	10,367	285,502
		4,864,914
RETAILING - 3.5%
Hennes & Mauritz AB (H&M) - Class B (Sweden)	103,833	1,545,556
CONSUMER DURABLES & APPAREL - 1.6%
Cie Financiere Richemont SA (Switzerland)	8,021	678,047
The Swatch Group AG, Bearer Shares (Switzerland)	48	22,627
		700,674
		13,823,293
	Shares	Value
INDUSTRIALS - 12.8%
CAPITAL GOODS - 8.5%
CNH Industrial N.V. (United Kingdom)	118,460	$1,251,345
SKF AB, Class B (Sweden)	28,176	521,600
Ashtead Group PLC (United Kingdom)	17,384	517,676
Smiths Group PLC (United Kingdom)	18,498	413,187
Volvo AB, Class B (Sweden)	23,004	365,609
Meggitt PLC (United Kingdom)	45,818	297,320
Safran SA (France)	2,222	269,059
Ferguson PLC (United Kingdom)	1,571	127,138
		3,762,934
COMMERCIAL & PROFESSIONAL SERVICES - 2.8%
Bureau Veritas SA (France)	18,395	490,367
Experian PLC (United Kingdom)	16,089	396,895
G4S PLC (United Kingdom)	103,817	365,689
		1,252,951
TRANSPORTATION - 1.5%
Kuehne + Nagel International AG (Switzerland)	2,475	371,580
Ryanair Holdings PLC (Ireland) (a) (c)	2,717	310,379
		681,959
		5,697,844
MATERIALS - 6.8%
Glencore PLC (Switzerland)	273,219	1,297,187
LafargeHolcim, Ltd. (Switzerland)	22,847	1,110,851
Orica, Ltd. (Australia)	37,811	496,404
Akzo Nobel N.V. (Netherlands)	1,757	149,823
		3,054,265
CONSUMER STAPLES - 5.1%
FOOD, BEVERAGE & TOBACCO - 4.3%
Nestlé SA (Switzerland)	9,603	744,277
Diageo PLC (United Kingdom)	13,298	477,739
Danone SA (France)	6,321	461,528
Pernod Ricard SA (France) (b)	1,340	218,753
		1,902,297
HOUSEHOLD & PERSONAL PRODUCTS - 0.5%
Reckitt Benckiser Group PLC (United Kingdom)	2,695	221,451
FOOD & STAPLES RETAILING - 0.3%
Alimentation Couche-Tard, Inc., Class B (Canada)	3,110	135,107
		2,258,855
HEALTH CARE - 4.6%
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 2.7%
Bayer AG (Germany)	10,228	1,123,316
Sanofi (France)	839	67,297
		1,190,613
HEALTH CARE EQUIPMENT & SERVICES - 1.9%
Olympus Corp. (Japan)	17,103	639,790
Koninklijke Philips N.V. (Netherlands)	5,292	224,217
		864,007
		2,054,620

38 OAKMARK FUNDS

Oakmark International Fund  June 30, 2018 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 95.1% (continued)
INFORMATION TECHNOLOGY - 2.9%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.0%
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	77,003	$546,804
ASML Holding N.V. (Netherlands)	1,795	355,110
		901,914
SOFTWARE & SERVICES - 0.7%
Baidu, Inc. (China) (a) (c)	1,318	320,343
TECHNOLOGY HARDWARE & EQUIPMENT - 0.2%
Samsung Electronics Co., Ltd. (South Korea)	2,116	88,653
		1,310,910
ENERGY - 0.4%
Cenovus Energy, Inc. (Canada)	19,133	198,653
TOTAL COMMON STOCKS - 95.1% (COST $41,520,183)		42,429,686
RIGHTS - 0.0% (d)
FINANCIALS - 0.0% (d)
BANKS - 0.0% (d)
Intesa Sanpaolo SPA (Italy) (a)	591,765	0
	Par Value	Value
SHORT-TERM INVESTMENTS - 4.4%
U.S. GOVERNMENT BILL - 2.6%
United States Treasury Bill, 1.73% - 1.91%, due 07/12/18 - 08/16/18 (e) (Cost $1,148,267)	$1,150,000	1,148,267
COMMERCIAL PAPER - 0.9%
Toyota Motor Credit Corp., 2.05% - 2.07%, due 08/03/18 - 08/08/18 (e)	75,000	74,853
American Honda Finance Corp., 2.11%, due 07/05/18 (e)	50,000	49,989
Abbvie, Inc., 144A, 2.23%, due 07/11/18 (e) (f)	50,000	49,969
MetLife Short Term Funding LLC, 144A, 2.09% - 2.14%, due 07/17/18 - 08/01/18 (e) (f)	50,000	49,932
J.P. Morgan Securities LLC, 2.34%, due 09/21/18 (e)	50,000	49,732
General Mills, Inc., 144A, 2.25%, due 07/18/18 (e) (f)	30,000	29,969
John Deere Capital Co., 144A, 2.03%, due 07/20/18 (e) (f)	25,000	24,974
Walgreens Boots, 2.65%, due 08/02/18 (e)	25,000	24,942
Schlumberger Holdings Corp., 144A, 2.29%, due 08/14/18 (e) (f)	25,000	24,931
Kellogg Co., 144A, 2.24%, due 07/09/18 (e) (f)	20,000	19,990
Total Commercial Paper (Cost $399,287)		399,281
	Par Value	Value
GOVERNMENT AND AGENCY SECURITIES - 0.6%
Federal National Mortgage Association, 1.78%, due 07/02/18 (e) (Cost $249,988)	$250,000	$249,988
REPURCHASE AGREEMENT - 0.3%
Fixed Income Clearing Corp. Repurchase Agreement, 1.10% dated 06/29/18 due 07/02/18, repurchase price $154,991, collateralized by a Federal Home Loan Bank Bond, 2.150% due 02/14/20, and a United States Treasury Note, 8.500% due 02/15/20, aggregate value plus accrued interest of $158,077 (Cost: $154,977)	154,977	154,977
TOTAL SHORT-TERM INVESTMENTS - 4.4% (COST $1,952,519)		1,952,513
TOTAL INVESTMENTS - 99.5% (COST $43,472,702)		44,382,199
Foreign Currencies (Cost $26,565) - 0.1%		26,565
Other Assets In Excess of Liabilities - 0.4%		187,949
TOTAL NET ASSETS - 100.0%		$44,596,713

Securities of aggregate value of $38,909,339 were valued at a fair value in accordance with procedures established by the Board of Trustees (in thousands).

(a)  Non-income producing security

(b)  A portion of the security out on loan.

(c)  Sponsored American Depositary Receipt

(d)  Amount rounds to less than 0.1%.

(e)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

(f)  These securities may be resold subject to restrictions on resale under federal securities law.

Oakmark.com 39

Oakmark International Fund  June 30, 2018 (Unaudited)

Schedule of Investments (in thousands) (continued)

FORWARD FOREIGN CURRENCY CONTRACT

	Local Contract Amount	Base Contract Amount	Settlement Date	Valuation at 6/30/18	Unrealized Appreciation/ (Depreciation)
Foreign Currency Sold:
Swiss Franc	917,182	$976,385	09/19/18	$932,673	$43,712
				$932,673	$43,712

40 OAKMARK FUNDS

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Oakmark.com 41

Oakmark International Small Cap Fund  June 30, 2018

Summary Information

VALUE OF A $10,000 INVESTMENT

Since 06/30/08 (Unaudited)

PERFORMANCE

			Average Annual Total Returns (as of 06/30/18)
(Unaudited)	Total Return Last 3 Months		1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark International Small Cap Fund (Investor Class)	-0.58%		1.32%	5.23%	7.34%	6.84%	9.48%	11/01/95
MSCI World ex U.S. Small Cap Index	-0.94%		11.87%	9.45%	10.28%	6.09%	N/A
MSCI World ex U.S. Index[19]	-0.75%		7.04%	4.87%	6.23%	2.63%	5.35%
Lipper International Small Cap Fund Index[24]	-2.15%		10.76%	8.34%	9.54%	6.19%	N/A
Oakmark International Small Cap Fund (Advisor Class)	-	0.53%	1.43%	N/A	N/A	N/A	15.24%	11/30/16
Oakmark International Small Cap Fund (Institutional Class)	-	0.53%	1.53%	N/A	N/A	N/A	15.31%	11/30/16
Oakmark International Small Cap Fund (Service Class)	-	0.76%	0.94%	4.90%	6.99%	6.51%	9.61%	01/08/01

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. The performance of the Fund does not reflect the 2% redemption fee imposed on shares redeemed within 90 days of purchase. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[10]	% of Net Assets
IWG PLC	4.2
Travis Perkins PLC	3.8
Azimut Holding SPA	3.5
BNK Financial Group, Inc.	3.5
Incitec Pivot, Ltd.	3.4
Konecranes OYJ	3.1
Ontex Group N.V.	3.1
Criteo SA	2.9
Element Fleet Management Corp.	2.9
Julius Baer Group, Ltd.	2.6
FUND STATISTICS
Ticker*	OAKEX
Number of Equity Holdings	57
Net Assets	$2.8 billion
Weighted Average Market Cap	$3.7 billion
Median Market Cap	$2.4 billion
Gross Expense Ratio - Investor Class (as of 09/30/17)*	1.36%
Net Expense Ratio - Investor Class (as of 09/30/17)*	1.36%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and Service Classes.

SECTOR ALLOCATION	% of Net Assets
Industrials	39.6
Financials	18.5
Consumer Discretionary	15.0
Information Technology	7.4
Consumer Staples	5.4
Materials	4.5
Health Care	2.8
Telecommunication Services	2.1
Real Estate	1.4
Short-Term Investments and Other	3.3
GEOGRAPHIC ALLOCATION
% of Equity
Europe	69.3
United Kingdom	19.9
Switzerland	10.9
France*	5.7
Netherlands*	5.5
Finland*	5.5
Italy*	4.9
Denmark	3.3
Belgium*	3.2
Spain*	2.3
Norway	2.2
Portugal*	2.1
Germany*	1.4
Turkey	1.3
% of Equity
Europe (cont'd)	69.3
Greece*	1.1
Asia	14.4
South Korea	6.3
Japan	5.8
Indonesia	2.2
China	0.1
Australasia	9.4
Australia	7.1
New Zealand	2.3
North America	3.6
Canada	3.6
Latin America	3.3
Mexico	2.3
Brazil	1.0

*  Euro currency countries comprise 31.7% of equity investments.

See accompanying Disclosures and Endnotes on page 47.

42 OAKMARK FUNDS

Oakmark International Small Cap Fund  June 30, 2018

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakex@oakmark.com

Michael L. Manelli, CFA

Portfolio Manager

oakex@oakmark.com

Justin D. Hance, CFA

Portfolio Manager

oakex@oakmark.com

The Oakmark International Small Cap Fund declined 0.6% for the quarter ended June 30, 2018, slightly outperforming the MSCI World ex U.S. Small Cap Index,20 which declined 0.9% for the same period. Since the Fund's inception in November 1995, it has returned an annualized average return of 9.5% per year.

The largest contributor to the Fund for the quarter was U.K.-based IWG, a global flexible workplace provider. IWG's share price soared in May, following news it had received three separate indicative takeover proposals. The three prospective buyers were given until June 8 to announce a firm intention to make an offer. However, since the May announcement, one of the firms has walked away from the takeover and two new suitors have entered the picture. At the request of IWG, the deadline for offers from these remaining firms has been extended by the U.K. takeover panel twice and the deadline is now July 21. The company currently trades at an attractive discount to our estimate of its underlying value, given its strong returns and attractive growth opportunities. We continue to monitor the takeover situation closely and find IWG to be a compelling opportunity even with the recent share price increase.

The largest detractor from performance for the quarter was Italian-based Azimut Holdings. Azimut offers financial and investment management services through financial consultants in northern and central Italy. In May, the Timone Fiduciaria (a trust composed of Azimut employees) issued a press release indicating that it intended to proceed with its previously announced plan to increase its current 15% stake in the company by up to an additional 10%. In June, the deal completed and the Timone Trust raised enough capital to increase its stake in Azimut to 24%, a transaction which we viewed very favorably. However, investors were displeased with the results from Azimut's first-quarter earnings report, including selling, general and administrative expenses that were on pace to exceed our estimate for the full-year period. Additionally, the recent Italian elections created uncertainty over investor confidence, which in turn affected Azimut's cash flows and asset performance. Despite the recent share price weakness, our investment thesis for Azimut remains intact.

We initiated positions in two European-based holdings this quarter—ISS and Duerr. Denmark-based ISS is a global provider of outsourced facilities management services, including catering, cleaning, facility management and property services, directly operating in 44 countries and with the ability to serve more than 70 countries. German-based Duerr is a global mechanical and plant engineering firm consisting of five main divisions. While new to the Fund this quarter, Duerr was previously held in the Fund from approximately 2007 to 2013. Since we last owned the stock, the company completed a value-accretive takeover in October 2014 of HOMAG Group AG—the world's largest maker of wood processing machines for wood-based furniture. We eliminated positions in Amplifon (Italy), ALS Limited (Australia) and QIAGEN (U.S.) during the quarter.

Geographically, we ended the quarter with approximately 15% of our holdings in Asia, 69% in Europe and the U.K., and 9% in Australasia. The remaining positions are 4% in North America (Canada) and 3% in Latin America (Mexico and Brazil).

We continue to believe the Swiss franc and Norwegian krone are overvalued versus the U.S. dollar. As a result, we defensively hedged 19% of the Fund's franc exposure and 26% of the krone exposure.

Thank you for your continued confidence and support.

See accompanying Disclosures and Endnotes on page 47.

Oakmark.com 43

Oakmark International Small Cap Fund  June 30, 2018 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 96.7%
INDUSTRIALS - 39.6%
COMMERCIAL & PROFESSIONAL SERVICES - 20.1%
IWG PLC (Switzerland)	27,890	$117,198
ISS A/S (Denmark)	2,045	70,059
Randstad N.V. (Netherlands)	1,163	68,250
Applus Services SA (Spain)	4,615	61,512
Pagegroup PLC (United Kingdom)	7,352	54,516
Babcock International Group PLC (United Kingdom)	4,931	52,983
Mitie Group PLC (United Kingdom)	25,587	52,653
Hays PLC (United Kingdom)	18,116	44,487
SThree PLC (United Kingdom)	5,757	27,733
Brunel International N.V. (Netherlands)	799	13,491
		562,882
CAPITAL GOODS - 16.2%
Travis Perkins PLC (United Kingdom)	5,731	107,393
Konecranes OYJ (Finland)	2,132	87,473
Howden Joinery Group PLC (United Kingdom)	8,655	61,037
Metso OYJ (Finland)	1,735	57,861
Sulzer AG (Switzerland)	329	39,835
Morgan Advanced Materials PLC (United Kingdom)	7,333	31,606
Duerr AG (Germany)	579	26,793
Wajax Corp. (Canada)	938	17,768
MTU Aero Engines AG (Germany)	52	9,922
dormakaba Holding AG (Switzerland)	11	7,904
Outotec OYJ (Finland) (a)	459	3,640
		451,232
TRANSPORTATION - 3.3%
Panalpina Welttransport Holding AG (Switzerland)	209	28,484
Freightways, Ltd. (New Zealand)	4,901	25,940
DSV AS (Denmark)	244	19,606
Controladora Vuela Cia de Aviacion SAB de CV (Mexico) (a) (b)	3,562	18,094
		92,124
		1,106,238
FINANCIALS - 18.5%
DIVERSIFIED FINANCIALS - 12.4%
Azimut Holding SPA (Italy)	6,429	99,078
Element Fleet Management Corp. (Canada)	17,067	80,231
Julius Baer Group, Ltd. (Switzerland)	1,258	73,655
Haci Omer Sabanci Holding AS (Turkey)	18,407	35,340
Standard Life Aberdeen PLC (United Kingdom)	7,048	30,180
EFG International AG (Switzerland)	3,659	27,315
		345,799
BANKS - 6.1%
BNK Financial Group, Inc. (South Korea)	11,803	98,901
DGB Financial Group, Inc. (South Korea)	7,669	70,529
		169,430
		515,229
	Shares	Value
CONSUMER DISCRETIONARY - 15.0%
MEDIA - 10.1%
Criteo SA (France) (a) (b)	2,500	$82,138
NOS SGPS SA (Portugal)	10,462	57,223
Megacable Holdings SAB de CV (Mexico)	11,016	45,389
Hakuhodo DY Holdings, Inc. (Japan)	2,652	42,527
SKY Network Television, Ltd. (New Zealand)	19,852	34,924
APN Outdoor Group, Ltd. (Australia)	4,171	19,357
		281,558
RETAILING - 2.4%
GrandVision N.V., (Netherlands)	3,031	67,958
CONSUMER DURABLES & APPAREL - 1.3%
Salvatore Ferragamo SPA (Italy)	1,339	32,562
Cosmo Lady China Holdings Co., Ltd., (China)	5,340	2,656
		35,218
CONSUMER SERVICES - 1.2%
Dignity PLC (United Kingdom)	2,528	33,521
		418,255
INFORMATION TECHNOLOGY - 7.4%
TECHNOLOGY HARDWARE & EQUIPMENT - 4.4%
Ingenico Group SA (France)	794	71,224
Hirose Electric Co., Ltd. (Japan)	406	50,272
		121,496
SOFTWARE & SERVICES - 3.0%
Atea ASA (Norway)	4,101	59,062
Totvs SA (Brazil)	3,703	25,990
		85,052
		206,548
CONSUMER STAPLES - 5.4%
HOUSEHOLD & PERSONAL PRODUCTS - 3.1%
Ontex Group N.V. (Belgium)	3,930	86,137
FOOD & STAPLES RETAILING - 2.3%
Sugi Holdings Co., Ltd. (Japan)	1,102	63,762
		149,899
MATERIALS - 4.5%
Incitec Pivot, Ltd. (Australia)	35,675	95,716
Titan Cement Co. SA (Greece)	1,181	29,877
		125,593
HEALTH CARE - 2.8%
HEALTH CARE EQUIPMENT & SERVICES - 2.8%
Primary Health Care, Ltd. (Australia)	21,178	54,610
Ansell, Ltd. (Australia)	1,161	23,325
		77,935

44 OAKMARK FUNDS

Oakmark International Small Cap Fund  June 30, 2018 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 96.7% (continued)
TELECOMMUNICATION SERVICES - 2.1%
Tower Bersama Infrastructure Tbk PT (Indonesia)	110,865	$38,592
Sarana Menara Nusantara Tbk PT (Indonesia)	492,638	21,314
		59,906
REAL ESTATE - 1.4%
LSL Property Services PLC (United Kingdom)	10,024	35,197
Countrywide PLC (United Kingdom) (a)	10,212	5,074
		40,271
TOTAL COMMON STOCKS - 96.7% (COST $2,745,853)		2,699,874
	Par Value	Value
SHORT-TERM INVESTMENTS - 3.1%
REPURCHASE AGREEMENT - 2.2%
Fixed Income Clearing Corp. Repurchase Agreement, 1.10% dated 06/29/18 due 07/02/18, repurchase price $62,861, collateralized by a Federal Home Loan Mortgage Corp., 2.500%, due 04/23/20, value plus accrued interest of $64,113 (Cost: $62,855)	$62,855	62,855
GOVERNMENT AND AGENCY SECURITIES - 0.9%
Federal National Mortgage Association, 1.78%, due 07/02/18 (d) (Cost $24,999)	25,000	24,999
TOTAL SHORT-TERM INVESTMENTS - 3.1% (COST $87,854)		87,854
TOTAL INVESTMENTS - 99.8% (COST $2,833,707)		2,787,728
Foreign Currencies (Cost $887) - 0.0% (c)		889
Other Assets In Excess of Liabilities - 0.2%		4,447
TOTAL NET ASSETS - 100.0%		$2,793,064

Securities of aggregate value of $2,344,537 were valued at a fair value in accordance with procedures established by the Board of Trustees (in thousands).

a)  Non-income producing security

(b)  Sponsored American Depositary Receipt

(c)  Amount rounds to less than 0.1%.

(d)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

Oakmark.com 45

Oakmark International Small Cap Fund  June 30, 2018 (Unaudited)

Schedule of Investments (in thousands) (continued)

FORWARD FOREIGN CURRENCY CONTRACTS

	Local Contract Amount	Base Contract Amount	Settlement Date	Valuation at 6/30/18	Unrealized Appreciation/ (Depreciation)
Foreign Currency Sold:
Norwegian Krona	127,161	$16,565	09/19/18	$15,664	$901
Swiss Franc	33,136	35,275	09/19/18	33,696	1,579
				$49,360	$2,480

46 OAKMARK FUNDS

Disclosures and Endnotes

Reporting to Shareholders. The Funds reduce the number of duplicate prospectuses, annual and semi-annual reports your household receives by sending only one copy of each to those addresses shared by two or more accounts. Call the Funds at 1-800-OAKMARK (625-6275) to request individual copies of these documents. The Funds will begin sending individual copies 30 days after receiving your request.

Before investing in any Oakmark Fund, you should carefully consider the Fund's investment objectives, risks, management fees and other expenses. This and other important information is contained in the Funds' prospectus and a Fund's summary prospectus. Please read the prospectus and summary prospectus carefully before investing. For more information, please visit Oakmark.com or call 1-800-OAKMARK (625-6275).

The discussion of the Funds' investments and investment strategy (including current investment themes, the portfolio managers' research and investment process, and portfolio characteristics) represents the Funds' investments and the views of the portfolio managers and Harris Associates L.P., the Funds' investment adviser, at the time of this report, and are subject to change without notice.

All Oakmark Funds: Investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

Oakmark, Oakmark Equity and Income, Oakmark Global, Oakmark International and Oakmark International Small Cap Funds: The Funds' portfolios tend to be invested in a relatively small number of stocks. As a result, the appreciation or depreciation of any one security held will have a greater impact on the Funds' net asset value than it would if the Funds invest in a larger number of securities. Although that strategy has the potential to generate attractive returns over time, it also increases the Funds' volatility.

Oakmark Select and Oakmark Equity and Income Funds: The stocks of medium-sized companies tend to be more volatile than those of large companies and have underperformed the stocks of small and large companies during some periods.

Because the Oakmark Select and Oakmark Global Select Funds are non-diversified, the performance of each holding will have a greater impact on the Funds' total return, and may make the Funds' returns more volatile than a more diversified fund.

Oakmark Global, Oakmark Global Select, Oakmark International and Oakmark International Small Cap Funds: Investing in foreign securities presents risks which in some ways may be greater than U.S. investments. Those risks include: currency fluctuation; different regulation, accounting standards, trading practices and levels of available information; generally higher transaction costs; and political risks.

The percentages of hedge exposure for each foreign currency are calculated by dividing the market value of all same-currency forward contracts by the market value of the underlying equity exposure to that currency.

The Oakmark Equity and Income Fund invests in medium- and lower-quality debt securities that have higher yield potential but present greater investment and credit risk than higher-quality securities. These risks may result in greater share price volatility.

Oakmark International Small Cap Fund: The stocks of smaller companies often involve more risk than the stocks of larger companies. Stocks of small companies tend to be more volatile and have a smaller public market than stocks of larger companies.

Small companies may have a shorter history of operations than larger companies, may not have as great an ability to raise additional capital and may have a less diversified product line, making them more susceptible to market pressure.

Endnotes:

1.  Buffett, Warren. "Chairman's Letter - 1983." Berkshire Hathaway Inc. March 14, 1984. Accessed June, 2018. http://www.berkshirehathaway.com/letters/1983.html.

2.  The Value Line Investment Survey consists of professional research and recommendations on approximately 1,700 stocks. According to Value Line, this represents approximately 95% of the trading volume of all stocks traded in U.S. markets.

3.  The Price-Earnings Ratio ("P/E") is the most common measure of the expensiveness of a stock.

4.  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book ratios and higher expected growth values. This index is unmanaged and investors cannot invest directly in this index.

5.  EPS refers to Earnings Per Share and is calculated by dividing total earnings by the number of shares outstanding.

6.  Graham, Benjamin, and David Dodd. Security Analysis. New York, NY.: McGraw-Hill Book Company, 1934.

7.  The S&P 500 Total Return Index is a float-adjusted, capitalization-weighted index of 500 U.S. large-capitalization stocks representing all major industries. It is a widely recognized index of broad, U.S. equity market performance. Returns reflect the reinvestment of dividends. This index is unmanaged and investors cannot invest directly in this index.

8.  The Dow Jones Industrial Average is a price-weighted measure of 30 U.S. blue-chip companies. The index covers all industries except transportation and utilities. This index is unmanaged and investors cannot invest directly in this index.

9.  The Lipper Large-Cap Value Fund Index measures the equal-weighted performance of the 30 largest U.S. large-cap value funds as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

10.  Portfolio holdings are subject to change without notice and are not intended as recommendations of individual stocks.

11.  The Lipper Multi-Cap Value Fund Index measures the equal-weighted performance of the 30 largest U.S. multi-cap value funds as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

12.  The Lipper Balanced Fund Index measures the equal-weighted performance of the 30 largest U.S. balanced funds as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

13.  The Barclays U.S. Government/Credit Index measures the non-securitized component of the U.S. Aggregate Index. It includes investment grade, U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities. This index is unmanaged and investors cannot invest directly in this index.

Oakmark.com 47

Disclosures and Endnotes (continued)

14.  The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index and includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. This index is unmanaged and investors cannot invest directly in this index.

15.  Authers, John. "Rise in Passive Funds Sees Tail Wagging the Dog in Index World." Financial Times (London), June 23, 2018.

16.  The MSCI World Index (Net) is a free float-adjusted, market capitalization-weighted index that is designed to measure the global equity market performance of developed markets. The index covers approximately 85% of the free float-adjusted market capitalization in each country. This benchmark calculates reinvested dividends net of withholding taxes. This index is unmanaged and investors cannot invest directly in this index.

17.  The Lipper Global Fund Index measures the equal-weighted performance of the 30 largest global equity funds as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

18.  Davies, Paul J. "Private Equity: So Hot Even Second-Hand Funds Can Sell at a Premium." The Wall Street Journal. June 25, 2018. https://www.wsj.com/articles/private-equity-so-hot-even-second-hand-funds-can-sell-at-a-premium-1529924400.

19.  The MSCI World ex U.S. Index (Net) is a free float-adjusted, market capitalization-weighted index that is designed to measure international developed market equity performance, excluding the U.S. The index covers approximately 85% of the free float-adjusted market capitalization in each country. This benchmark calculates reinvested dividends net of withholding taxes. This index is unmanaged and investors cannot invest directly in this index.

20.  The MSCI World ex U.S. Small Cap Index (Net) is designed to measure performance of small-cap stocks across 22 of 23 developed markets (excluding the U.S.). The index covers approximately 14% of the free float-adjusted market capitalization in each country. This benchmark calculates reinvested dividends net of withholding taxes. This index is unmanaged and investors cannot invest directly in this index.

21.  VIX is the ticker symbol for the CBOE Market Volatility Index. The index is designed to measure the market's expectation of future volatility based on options of the S&P 500 index. This index is unmanaged and investors cannot invest directly in this index.

22.  The MSCI EAFE Index (Net) is designed to represent the performance of large- and mid-cap securities across 21 developed markets countries in Europe, Australasia and the Far East, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each of the 21 countries. This benchmark calculates reinvested dividends net of withholding taxes. This index is unmanaged and investors cannot invest directly in this index.

23.  The Lipper International Fund Index measures the equal-weighted performance of the 30 largest international equity funds, as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

24.  The Lipper International Small-Cap Fund Index measures the equal-weighted performance of the 30 largest international small-cap equity funds as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

48 OAKMARK FUNDS

Oakmark Funds

Trustees and Officers

Trustees

Allan J. Reich—Chair

Thomas H. Hayden

Christine M. Maki

Laurence C. Morse, Ph. D.

Mindy M. Posoff

Steven S. Rogers

Kristi L. Rowsell

Peter S. Voss

Officers

Kristi L. Rowsell—President and Principal Executive Officer

Anthony P. Coniaris—Executive Vice President

Kevin G. Grant—Executive Vice President

Judson H. Brooks—Vice President

Megan J. Claucherty—Vice President

Justin D. Hance—Vice President

David G. Herro—Vice President

M. Colin Hudson—Vice President

John J. Kane—Vice President, Principal Financial Officer and
Treasurer

Chris W. Keller—Vice President

Eric Liu—Vice President

Jason E. Long—Vice President

Michael L. Manelli—Vice President

Colin P. McFarland—Chief Compliance Officer and Anti-Money Laundering Officer

Clyde S. McGregor—Vice President

Ian J. McPheron—Vice President

Thomas W. Murray—Vice President

Michael J. Neary—Vice President

William C. Nygren—Vice President

Vineeta D. Raketich—Vice President

Andrew J. Tedeschi—Vice President and Assistant Treasurer

Zachary D. Weber—Vice President

Edward J. Wojciechowski—Vice President

Rana J. Wright—Vice President, Secretary and Chief Legal Officer

Other Information

Investment Adviser

Harris Associates L.P.
111 S. Wacker Drive
Chicago, Illinois 60606-4319

Transfer Agent

DST Asset Manager Solutions, Inc.
Quincy, Massachusetts

Legal Counsel

K&L Gates LLP
Washington, D.C.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Chicago, Illinois

Contact Us

Please call 1-800-OAKMARK
(1-800-625-6275)
or 617-483-8327

Website

Oakmark.com

Twitter

@HarrisOakmark

To obtain a prospectus, an application or periodic reports, access our website at Oakmark.com or call 1-800-OAKMARK (625-6275) or (617) 483-8327.

Each Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Qs are available on the SEC's website at www.sec.gov. The Funds' Form N-Qs may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 1-800-625-6275; on the Funds' website at Oakmark.com; and on the SEC's website at www.sec.gov.

No later than August 31 of each year, information regarding how the Adviser, on behalf of the Funds, voted proxies relating to the Funds' portfolio securities for the twelve months ended the preceding June 30 will be available through a link on the Funds' website at Oakmark.com and on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by a currently effective prospectus of the Funds.

No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds; however, a shareholder of the Oakmark International Small Cap Fund may incur a 2% redemption fee on an exchange or redemption of shares held for 90 days or less.

Oakmark.com 49

Oakmark.com